Prospective investors are advised to read carefully, and should rely solely on, the information contained in the final prospectus supplement and the related prospectus (the "Final Prospectus") in making their investment decision.

This diskette relates to the preliminary prospectus supplement, dated July 31, 2003 and the related prospectus dated December 2, 2003 (together, the "Preliminary Prospectus") relating to the GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C3.

This diskette should be reviewed only in conjunction with the entire Preliminary Prospectus. This diskette does not contain all relevant information relating to the underlying mortgage loans. Such information is described elsewhere in the Preliminary Prospectus.

Any information contained on this diskette will be more fully described elsewhere in the Preliminary Prospectus and definitively set forth in the Final Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and should carefully review the Preliminary Prospectus.

NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

                       $984,281,000 (APPROXIMATE BALANCE)       DECEMBER 1, 2003
                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-C3

APPROXIMATE SECURITIES STRUCTURE:

                                APPROXIMATE    EXPECTED CREDIT                         EXPECTED
            EXPECTED RATING     FACE/NOTIONAL       SUPPORT       WEIGHTED AVERAGE      PAYMENT
 CLASS      MOODY'S / S&P       AMOUNT ($MM)      (% OF UPB)     LIFE (YEARS) (A)     WINDOW (A)
-------    -----------------   --------------- ----------------- ------------------   -----------
PUBLICLY OFFERED CLASSES
   A-1             Aaa/AAA          103.9          17.500%            3.50            01/04-10/08
   A-2             Aaa/AAA          114.4          17.500%            5.70            10/08-07/10
   A-3             Aaa/AAA          247.9          17.500%            7.25            07/10-04/13
   A-4             Aaa/AAA          408.1          17.500%            9.70            04/13-11/13
   B               Aa2/AA            41.7          14.375%            9.89            11/13-11/13
   C               Aa3/AA-           16.7          13.125%            9.89            11/13-11/13
   D                 A2/A            30.0          10.875%            9.94            11/13-12/13
   E                A3/A-            21.7           9.250%            9.98            12/13-12/13

PRIVATELY OFFERED CLASSES (B)

   X-1(c)          Aaa/AAA        1,333.6             N/A
   X-2(c)          Aaa/AAA        1,280.5             N/A
   A-1A(d)         Aaa/AAA          226.0         17.500%
   F              Baa1/BBB+          23.3          7.500%
   G               Baa2/BBB          13.3          6.500%
   H              Baa3/BBB-          16.7          5.250%
   J               Ba1/BB+           13.3          4.250%
   K                Ba2/BB            8.3          3.625%
   L               Ba3/BB-            6.7          3.125%
   M                B1/B+            10.0          2.375%
   N                 B2/B             5.0          2.000%
   O                B3/B-             5.0          1.625%
   P                NR/NR            21.7             --
              TOTAL SECURITIES:   $ 1,333.6

(a)        Calculated at 0% CPR, assuming no balloon payment extension.
(b)        Not offered hereby.
(c)        Notional amount of interest only class.
(d)        Group 2 only.

     KEY FEATURES:

  Lead Managers:            Deutsche Bank Securities Inc.
                            Goldman, Sachs & Co.
                            Morgan Stanley & Co. Incorporated
  Originators:              GMAC Commercial Mortgage Corporation ("GMACCM") (23.0%)
                            German American Capital Corporation ("GACC") (31.8%)
                            Morgan Stanley Mortgage Capital Inc. ("MSMC") (26.1%)
                            Archon Financial ("Archon") (16.3%)
                            Commerzbank, AG ("Commerzbank")(2.8%)
  Collateral:               81 Mortgage Loans ($1,333,648,872)
  Master Servicer:          GMACCM
  Special Servicer:         Lennar Partners Inc.
  Trustee:                  LaSalle Bank National Association
  Pricing:                  December 2003
  Closing:                  December 2003
  Cut-Off Date:             December 1st, 7th, and 9th 2003
  Distribution Date:        10th of each month, or following business day (commencing
                            January 10, 2004)
  Payment Delay:            9 days
  ERISA Eligible:           Classes A-1, A-2, A-3, A-4, B, C, D and E are expected to be
                            ERISA eligible subject to certain conditions for eligibility.
  Structure:                Sequential pay
  Day Count:                30/360
  Tax Treatment:            REMIC
  Rated Final Distribution
  Date:                     April 2040
  Clean up Call:            1.0%
  Minimum Denominations:    Publicly Offered Classes: $25,000 & $1
  Delivery:                 DTC

--------------------------------------------------------------------------------

COLLATERAL FACTS (A), (B), (C):

 Cut-Off Date Loan Principal Balance:                           $1,333,648,872
 Number of Mortgage Loans / Properties :                                81/245
 Average Mortgage Loan Cut-Off Date Balance:                       $16,464,801
 Weighted Average Current Mortgage Rate:                                5.607%
 Weighted Average Loan U/W DSCR:                                         1.55x
 Weighted Average Loan Cut-Off Date LTV Ratio:                          70.49%
 Weighted Average Remaining Term to Maturity Date (months):              104.3
 Weighted Average Remaining Amortization Term (months):                  346.3
 Lockout / Defeasance as % of Total:                                     96.3%
 Balloon Loans as a % of Total:                                          98.3%
 Single Largest Loans as % of Total:                                      7.5%
 Five Largest Loans as % of Total:                                       27.9%
 Ten Largest Loans as % of Total:                                        45.7%

(a) 7 mortgage loans are structured as A Notes with pari-passu companion loans. See Ten Largest Loans herein and the related GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Prospectus and Prospectus Supplement. All Loan-to Value ("LTV") and Debt Service Coverage Ratios ("DSCR") numbers are based on the combined pari-passu A Notes, unless otherwise noted. 2 Mortgage Loans were structured with corresponding subordinate B Notes. The balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

(b) All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan.

(c)  Excludes $100mm subordinate AFR Portfolio B-note included in the trust.




PROPERTY TYPES:

                         NUMBER OF       LOAN POOL CUT-OFF DATE BALANCE
                         MORTGAGED  ----------------------------------------
PROPERTY TYPE            PROPERTIES       ($MM)  % BY UPB   WTD. AVG. UWDSCR
----------------------- ----------- ----------- ---------- -----------------
 Office                     139       $  499.7     37.47%         1.58x
 Anchored Retail(a)          11          295.2     22.14          1.63
 Multifamily                 27          257.4     19.30          1.41
 Mixed Use                   41          108.2      8.12          1.38
 Hospitality                  7           56.7      4.25          1.79
 Unanchored Retail           11           45.0      3.38          1.64
 Industrial                   4           37.6      2.82          1.44
 Manufactured Housing         1           26.6      1.99          1.41
 Self Storage                 4            7.1      0.53          1.83
                            ---       ---------   ------          -----
 TOTAL / WTD. AVG.          245       $ 1,333.6   100.00%         1.55X
-----------------------     ---       ---------   ------          -----

(a) Includes 4 CTL loans which account for approximately 1.68% of the total pool.

TEN LARGEST LOANS:

                                                          PRINCIPAL
LOAN                               PROPERTY TYPE           BALANCE      % OF TOTAL       DSCR (A)        LTV (A)
--------------------------------   -----------------   -------------   ------------    -------------   -----------
 AFR/Bank of America (b)           Various             $100,000,000       7.50%              1.92x          47.24%
 Water Tower Place (c)             Anchored Retail       74,737,405       5.60               2.00           55.92
 Mall at Millenia (d)              Anchored Retail       67,500,000       5.06               1.70           63.27
 Wells Fargo Tower (e)             Office                65,000,000       4.87               1.53           69.44
 Union Center Plaza V              Office                64,857,875       4.86               1.52           79.09
 609 Fifth Avenue (f)              Mixed Use             64,000,000       4.80               1.27           75.00
 5 Houston Center (g)              Office                45,000,000       3.37               1.99           79.65
 Valley Mall                       Anchored Retail       44,951,938       3.37               1.37           74.49
 Town Center at Virginia Beach     Office                44,923,470       3.37               1.27           74.58
 Levy Portfolio                    Various               38,713,385       2.90               1.27           72.36
                                                       ------------      -----               -----          -----
 TOTAL / WTD. AVG.                                     $609,684,073      45.72%             1.63X           66.76%

--------------------------------------------------------------------------------
a) 2 Mortgage Loans were structured with corresponding subordinate B Notes. The balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.
(b) The subject $100mm loan represents a pari passu loan, which together with companion loans not included in the trust, comprise the $340mm senior portion of a $440mm loan. There is a $100mm subordinate B-note also included in the trust which is not included in calculations set forth in this term sheet. All principal and interest payments due on the B-note are payable only to holders of the S-AFR certificate which is not described in this term sheet.
(c) The subject $74.7mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $188mm loan.
(d) The subject $67.5mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise the $195mm senior portion of a $210mm loan. There is a $15mm subordinate B-note which is not in the trust and not included in calculations set forth in this term sheet.
(e) The subject $65.0mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $250mm loan.
(f) The subject $64.0mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $102mm loan.
(g) The subject $45.0mm loan represents a pari passu loan, which together with companion loans not in the trust, comprise a $90.0mm loan.

PROPERTY LOCATION:

                                       LOAN POOL CUT-OFF DATE BALANCE
                           NUMBER OF  ---------------------------------
                           MORTGAGED                          WTD. AVG.
GEOGRAPHIC DISTRIBUTION    PROPERTIES    ($MM)     % BY UPB   UWDSCR(A)
------------------------- ----------- ----------- ---------- ----------
 California                    60     $   205.8      15.43%    1.50x
  Southern                     42         177.5      13.31
  Northern                     18          28.3       2.12
 Florida                       40         162.0      12.15     1.67
 New York                      12         159.7      11.97     1.37
 Texas                         24         152.2      11.41     1.62
 Illinois                       3         115.1       8.63     1.87
 Virginia                      11          93.5       7.01     1.37
 Washington                    18          78.8       5.91     1.43
 District of Columbia           2          74.8       5.61     1.50
 Other (b)                     75         291.6      21.87     1.55
                               --     ---------     ------     -----
 TOTAL / WTD. AVG             245     $ 1,333.6     100.00%    1.55X
-------------------------     ---     ---------     ------     -----

(a) The calculation of the weighted average UWDSCR does not include any B-Note, whether or not included in the trust.
(b)  Includes 23 states.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------


COLLATERAL FACTS (A)                                              LOAN GROUP 1 (B)   LOAN GROUP 2 (C)         AGGREGATE POOL
-------------------------------------------------------------   ------------------   ----------------      -----------------
 Cut-Off Date Loan Principal Balance:                               $1,107,643,558       $226,005,315         $1,333,648,872
-------------------------------------------------------------       --------------       ------------         --------------
 Number of Mortgage Loans / Properties:                                     59/221              22/24                 81/245
-------------------------------------------------------------       --------------       ------------         --------------
 Average Mortgage Loan Cut-Off Date Balance:                           $18,773,620        $10,272,969          $  16,464,801
-------------------------------------------------------------       --------------       ------------         --------------
 Weighted Average Current Mortgage Rate:                                    5.643%             5.428%                 5.607%
-------------------------------------------------------------       --------------       ------------         --------------
 Weighted Average Loan U/W DSCR:                                             1.57x              1.42x                 1.55 x
-------------------------------------------------------------       --------------       ------------         --------------
 Weighted Average Loan Cut-Off Date LTV Ratio:                              69.29%             76.37%                 70.49%
-------------------------------------------------------------       --------------       ------------         --------------
 Weighted Average Remaining Term to Maturity Date (months):                  107.5               88.5                  104.3
-------------------------------------------------------------       --------------       ------------         --------------
 Weighted Average Remaining Amortization Term (months):                      344.2              358.5                  346.3
-------------------------------------------------------------       --------------       ------------         --------------
 Lockout / Defeasance as % of Total:                                        95.55%            100.00%                 96.30%
-------------------------------------------------------------       --------------       ------------         --------------
 Balloon Loans as a % of Total:                                             97.97%            100.00%                 98.32%
-------------------------------------------------------------       --------------       ------------         --------------
 Single Largest Loans as % of Total:                                         9.03%             13.12%                  7.50%
-------------------------------------------------------------       --------------       ------------         --------------
 Five Largest Loans as % of Total:                                          33.59%             46.86%                 27.90%
-------------------------------------------------------------       --------------       ------------         --------------
 Ten Largest Loans as % of Total:                                           55.04%             73.25%                 45.72%
-------------------------------------------------------------       --------------       ------------         --------------

(a) The calculations set forth in this term sheet do not include any B Notes whether or not included in the trust.
(b) The mortgaged properties included in Loan Group 1 include 221 properties used for commercial and multifamily residential purposes.
(c) The mortgaged properties included in Loan Group 2 include 24 properties used for multifamily residential purposes.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o Loan Group 1 is comprised of 59 loans. Loan Group 2 is comprised of 22 loans. All payments received will be allocated either to Loan Group 1 or Loan Group 2 except payments received on the AFR Portfolio B Note which will be allocated solely to the S-AFR certificates.


o Generally, the interest from the Available Distribution Amount related to Loan Group 1 will be used to pay interest to A-1, A-2, A-3 and A-4, pro rata, until paid in full. Generally, the interest from the Available Distribution Amount related to Loan Group 2 will be used to pay interest to A-1A, until paid in full. Generally, any remaining Available Distribution Amount will be used to pay interest to X-1 and X-2, pro rata, until paid in full.


o Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to A-1, A-2, A-3 and A-4, in that order, until paid in full, then to pay principal to A-1A until paid in full. Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to A-1A until paid in full, then to pay principal to A-1, A-2, A-3 and A-4, in that order, until paid in full.


o After A-1, A-2, A-3, A-4, A-1A, X-1 and X-2 are paid all amounts to which they are entitled, the remaining Available Distribution Amount related to both groups will be used to pay interest and, after A-1, A-2, A-3, A-4 and A-1A are paid in full, principal sequentially to B, C, D, E, F, G, H, J, K, L, M, N, O and P.


o Each other class will be subordinate to the Class A-1, A-2, A-3, A-4, A-1A, X-1 and X-2 certificates and to each principal balance class with an earlier alphabetical designation than such class. Each of the Class A-1, A-2, A-3, A-4, A-1A, X-1 and X-2 certificates will be of equal priority.


o All classes will pay interest on a 30/360 basis.


o Principal losses will be allocated in reverse alphabetical order to the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B certificates, and then pro-rata to the Class A-1, A-2, A-3, A-4 and A-1A certificates regardless of Loan Group.


o The Master Servicer will cover net prepayment interest shortfalls on the loans, provided that with respect to any loans with due dates on the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the master servicing fee equal to 2 basis points or, with respect to certain loans, one basis point per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicer) will be allocated pro-rata (based on interest entitlements) to all regular REMIC certificates excluding the S-AFR certificates.


o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the Class X-1 and, in certain circumstances, Class X-2 certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                   ALLOCATION OF PREPAYMENT PREMIUMS(a),(b)
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related classes of certificates then entitled to principal distributions and the Class X-1 certificates as follows:


 o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the certificates then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction the numerator of which is the amount of principal distributed to such class that was collected from the same loan group as the prepayment premium, and the denominator of which is the total amount of principal collected from the same loan group as the prepayment premium and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the class of certificates currently receiving principal less the relevant discount rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan less the relevant discount rate.


-------------------------------------------------------------------------------
  Prepayment               (Pass-Through Rate - Discount Rate )
  Premium Allocation   =   ------------------------------------
  Percentage               (Mortgage Rate - Discount Rate)
-------------------------------------------------------------------------------

 o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-1 certificate.


 o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the classes of certificates then entitled to principal distributions relative to the Class X-1 certificate as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.


Allocation of Prepayment Premiums Example

  Discount Rate Fraction Methodology:
  Mortgage Rate                                 = 6%
  Certificate Class Rate                        = 5%
  Treasury Rate (or Applicable Discount Rate)   = 4%
  % of Principal Distributed to Class           = 100%


CERTIFICATE CLASS ALLOCATION   CLASS X-1 ALLOCATION
------------------------------ -------------------------------
 5% - 4%
 ------  x 100%  = 50%         Receives excess premiums = 50%
 6% - 4%

(a) For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.


(b) Yield maintenance received with respect to the AFR Portfolio Whole Loan will be apportioned pro-rata among the AFR Portfolio Loan, AFR Companion Loans and the AFR Portfolio B Note, other than in an event of default.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
      Prepayment Restrictions Assuming No Prepayment of Principal (a) (b)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE POOL
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                          2004        2005        2006        2007        2008        2009        2010        2011
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                98.98       98.97       96.56       96.20       96.15       99.63       99.63      99.51
Yield Maintenance                       1.02        1.03        3.44        3.80        3.85        0.37        0.37       0.49
Open                                    0.00        0.00        0.00        0.00        0.00        0.00        0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00      100.00      100.00     100.00
Balance of Mortgage Loans ($mm)      1333.65     1322.72     1309.77     1293.99     1276.01     1090.75     1070.66     782.23
% OF CUT-OFF BALANCE                  100.00       99.18       98.21       97.03       95.68       81.79       80.28      58.65
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2012        2013        2014        2015        2016        2017        2018       2019
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                99.51       90.60      100.00      100.00      100.00      100.00      100.00     100.00
Yield Maintenance                       0.49        0.49        0.00        0.00        0.00        0.00        0.00       0.00
Open                                    0.00        8.91        0.00        0.00        0.00        0.00        0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00      100.00      100.00     100.00
Balance of Mortgage Loans ($mm)       765.99      746.42       21.64       20.49       19.23       17.90       16.48      10.15
% OF CUT-OFF BALANCE                   57.44       55.97        1.62        1.54        1.44        1.34        1.24       0.76
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                          JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2020        2021        2022        2023        2024
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance               100.00      100.00      100.00      100.00      100.00
Yield Maintenance                       0.00        0.00        0.00        0.00        0.00
Open                                    0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00
Balance of Mortgage Loans ($mm)         8.62        6.98        5.22        3.35        1.48
% OF CUT-OFF BALANCE                    0.65        0.52        0.39        0.25        0.11
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                  LOAN GROUP 1
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                          JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                          2004        2005        2006        2007        2008        2009        2010       2011
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                98.77       98.76       95.86       95.43       95.37      99.58       99.58       99.45
Yield Maintenance                       1.23        1.24        4.14        4.57        4.63       0.42        0.42        0.55
Open                                    0.00        0.00        0.00        0.00        0.00       0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00     100.00      100.00      100.00
Balance of Mortgage Loans ($mm)      1107.64     1098.55     1087.77     1074.47     1059.23     959.26      941.41      703.46
% OF CUT-OFF BALANCE                  100.00       99.18       98.21       97.00       95.63      86.60       84.99       63.51
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2012        2013        2014        2015        2016       2017        2018        2019
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                99.46       89.55      100.00      100.00      100.00     100.00      100.00      100.00
Yield Maintenance                       0.54        0.55        0.00        0.00        0.00       0.00        0.00        0.00
Open                                    0.00        9.91        0.00        0.00        0.00       0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00     100.00      100.00      100.00
Balance of Mortgage Loans ($mm)       688.79      670.88       16.09       15.06       13.95      12.76       11.50       10.15
% OF CUT-OFF BALANCE                   62.19       60.57        1.45        1.36        1.26       1.15        1.04        0.92
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2020        2021        2022        2023        2024
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance               100.00      100.00      100.00      100.00      100.00
Yield Maintenance                       0.00        0.00        0.00        0.00        0.00
Open                                    0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00
Balance of Mortgage Loans ($mm)         8.62        6.98        5.22        3.35        1.48
% OF CUT-OFF BALANCE                    0.78        0.63        0.47        0.30        0.13
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  LOAN GROUP 2
---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                          JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                          2004        2005        2006        2007        2008        2009        2010        2011
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance               100.00      100.00      100.00      100.00      100.00      100.00      100.00      100.00
Yield Maintenance                       0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
Open                                    0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00      100.00      100.00      100.00
Balance of Mortgage Loans ($mm)       226.01      224.17      221.99      219.53      216.78      131.49      129.25       78.77
% OF CUT-OFF BALANCE                  100.00       99.19       98.23       97.13       95.92       58.18       57.19       34.85
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2012        2013        2014        2015        2016        2017        2018        2019
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance               100.00      100.00      100.00      100.00      100.00      100.00      100.00        0.00
Yield Maintenance                       0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
Open                                    0.00        0.00        0.00        0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                 100.00      100.00      100.00      100.00      100.00      100.00      100.00        0.00
Balance of Mortgage Loans ($mm)        77.20       75.53        5.56        5.43        5.29        5.14        4.98        0.00
% OF CUT-OFF BALANCE                   34.16       33.42        2.46        2.40        2.34        2.27        2.20        0.00
-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                           JANUARY     JANUARY     JANUARY     JANUARY     JANUARY
RESTRICTIONS                           2020        2021        2022        2023        2024
-----------------------------------------------------------------------------------------------------------------------------------
Locked out / Defeasance                 0.00        0.00        0.00        0.00        0.00
Yield Maintenance                       0.00        0.00        0.00        0.00        0.00
Open                                    0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                   0.00        0.00        0.00        0.00        0.00
Balance of Mortgage Loans ($mm)         0.00        0.00        0.00        0.00        0.00
% OF CUT-OFF BALANCE                    0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------

(a) All tables calculated using modeling assumptions as described in prospectus supplement.
(b)  Differences in total may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                         AVERAGE LIFE TABLE (IN YEARS)

(PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
             0% CPR       25% CPR         50% CPR         75% CPR       100% CPR
--------------------------------------------------------------------------------
  A-1        3.50           3.49            3.47            3.45          3.38
  A-2        5.70           5.69            5.68            5.65          5.50
  A-3        7.25           7.24            7.22            7.19          7.00
  A-4        9.70           9.69            9.67            9.65          9.46
  B          9.89           9.89            9.89            9.89          9.64
  C          9.89           9.89            9.89            9.89          9.64
  D          9.94           9.91            9.89            9.89          9.64
  E          9.98           9.98            9.94            9.89          9.64
--------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

                               [GRAPHIC OMITTED]

                                       WA
                                     5.91%

                                       ID
                                     0.02%

                                       CA
                                     15.43%

                                       NV
                                     4.11%

                                       UT
                                     0.72%

                                       AZ
                                     0.60%

                                       NM
                                     0.05%

                                       KS
                                     0.03%

                                       OK
                                     0.01%

                                       TX
                                     11.41%

                                       IA
                                     0.13%

                                       MO
                                     0.72%

                                       AR
                                     0.01%

                                       IL
                                     8.63%

                                       MS
                                     0.34%

                                       MI
                                     1.28%

                                       TN
                                     0.02%

                                       OH
                                     1.18%

                                       WV
                                     0.27%

                                       PA
                                     0.86%

                                       VA
                                     7.01%

                                       NC
                                     3.60%

                                       SC
                                     0.77%

                                       GA
                                     0.09%

                                       FL
                                     12.15%

                                       NY
                                     11.97%

                                       ME
                                     1.05%

                                       MA
                                     0.58%

                                       NJ
                                     2.75%

                                       MD
                                     2.68%

                                       DC
                                     5.61%




                               [GRAPHIC OMITTED]


                               Unanchored Retail
                                     3.38%

                                  Hospitality
                                     4.25%

                                   Mixed Use
                                     8.12%

                                  Multifamily
                                     19.30%

                                   Industrial
                                     2.82%

                              Manufactured Housing
                                     1.99%

                                  Self Storage
                                     0.53%

                                     Office
                                     37.47%

                              Anchored Retail (a)
                                     22.14%



(a) Includes four CTL loans which account for approximately 1.68% of the total pool.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

DISTRIBUTION OF DSCR

                          NUMBER OF                        % OF AGGREGATE
                           MORTGAGE      CUT-OFF DATE       CUT-OFF DATE
RANGE OF DSCR (X)(A)        LOANS          BALANCE            BALANCE
----------------------   -----------  -----------------   ---------------
 1.00x - 1.19x(b)              2       $   17,864,887           1.34%
 1.20 - 1.29                  20          336,588,783          25.24
 1.30 - 1.39                  18          191,655,471          14.37
 1.40 - 1.49                  13          169,851,605          12.74
 1.50 - 1.59(b)                6          158,243,327          11.87
 1.60 - 1.74                   6          100,209,754           7.51
 1.75 - 1.99(b)               10          249,880,855          18.74
 2.00 - 2.54                   6          109,354,190           8.20
                              --       --------------         ------
 TOTAL                        81       $1,333,648,872         100.00%

(a) 2 Mortgage Loans were structured with corresponding subordinate B Notes. The balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

(b)  Includes 4 CTL loans which account for 1.68% of UPB.


DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

                               NUMBER OF                    % OF AGGREGATE
CUT-OFF DATE PRINCIPAL          MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
BALANCE ($)                      LOANS         BALANCE         BALANCE
----------------------------- ----------- ----------------- ---------------
 $998,964 -- 1,999,999              6     $    9,485,972         0.71%
 2,000,000 -- 2,999,999             7         18,101,651         1.36
 3,000,000 -- 3,999,999             7         25,540,818         1.92
 4,000,000 -- 5,999,999             7         36,395,054         2.73
 6,000,000 -- 6,999,999             5         31,907,667         2.39
 7,000,000 -- 9,999,999             9         76,276,262         5.72
 10,000,000 -- 14,999,999          14        165,735,436        12.43
 15,000,000 -- 29,999,999          14        289,885,879        21.74
 30,000,000 -- 49,999,999           6        244,224,853        18.31
 50,000,000 -- 69,999,999           4        261,357,875        19.60
 70,000,000 -- 100,000,000          2        174,737,405        13.10
                                   --     --------------       ------
 TOTAL                             81     $1,333,648,872       100.00%

DISTRIBUTION OF AMORTIZATION TYPE

                                     NUMBER OF                       % OF AGGREGATE
                                      MORTGAGE       CUT-OFF DATE     CUT-OFF DATE
AMORTIZATION TYPE                      LOANS           BALANCE          BALANCE
---------------------------------   -----------   ----------------  ---------------
 Amortizing Balloon                      59       $  797,800,654          59.82%
 Interest Only, then Amortizing          12          399,675,000          29.97
 Interest Only                            6          113,710,000           8.53
 Fully Amortizing                         4           22,463,218           1.68
                                         --       --------------         ------
 TOTAL                                   81       $1,333,648,872         100.00%

GEOGRAPHIC DISTRIBUTION

                            NUMBER OF                      % OF AGGREGATE
                            MORTGAGED       CUT-OFF DATE     CUT-OFF DATE
LOCATION                   PROPERTIES         BALANCE          BALANCE
-----------------------   ------------   ---------------   ---------------
 California                     60       $  205,809,437          15.43%
 Florida                        40          162,045,801          12.15
 New York                       12          159,684,494          11.97
 Texas                          24          152,235,086          11.41
 Illinois                        3          115,104,479           8.63
 Virginia                       11           93,483,501           7.01
 Washington                     18           78,830,139           5.91
 District of Columbia            2           74,838,886           5.61
 Nevada                          5           54,808,534           4.11
 North Carolina                  5           48,042,733           3.60
 New Jersey                      6           36,694,351           2.75
 Maryland                        6           35,699,865           2.68
 Michigan                        1           17,128,714           1.28
 Ohio                            1           15,700,000           1.18
 Maine                           1           13,972,676           1.05
 Other*                         50           69,570,176           5.22
                                --       --------------         ------
 GRAND TOTAL                   245       $1,333,648,872         100.00%

*     Includes 16 states.


DISTRIBUTION OF LTV RATIOS


                         NUMBER OF                      % OF AGGREGATE
                          MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
RANGE OF LTV (%)(A)        LOANS           BALANCE          BALANCE
---------------------   -----------   ---------------   ---------------
 37.93 - 49.99%(b)            6       $  116,895,216           8.77%
 50.00 - 59.99(b)             8          140,826,141          10.56
 60.00 - 69.99               10          190,902,582          14.31
 70.00 - 74.99(b)            25          354,526,858          26.58
 75.00 - 79.99               27          471,515,399          35.36
 80.00 - 89.17(b)             5           58,982,676           4.42
                             --       --------------         ------
 TOTAL                       81       $1,333,648,872         100.00%

(a) 2 Mortgage Loans were structured with corresponding subordinate B Notes. The balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

(b)  Includes 4 CTL loans which account for 1.68% of UPB.

DISTRIBUTION OF MORTGAGE INTEREST RATE

                       NUMBER OF                      % OF AGGREGATE
RANGE OF MORTGAGE       MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
   RATES (%)             LOANS           BALANCE         BALANCE
-------------------   -----------   ---------------  ---------------
 4.480 - 4.680%             2       $   67,702,915         5.08%
 4.681 - 4.999              4          134,591,467        10.09
 5.000 - 5.249             10          182,924,962        13.72
 5.250 - 5.449              5           35,579,452         2.67
 5.450 - 5.749             20          433,864,020        32.53
 5.750 - 5.999             14          196,909,008        14.76
 6.000 - 6.449             18          195,295,701        14.64
 6.450 - 6.910              6           64,038,754         4.80
 6.911 - 7.000              2           22,742,593         1.71
                           --       --------------       ------
 TOTAL                     81       $1,333,648,872       100.00%

DISTRIBUTION OF REMAINING AMORTIZATION TERMS


  RANGE OF
 REMAINING          NUMBER OF                      % OF AGGREGATE
AMORTIZATION         MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
 TERMS (MOS)          LOANS           BALANCE         BALANCE
----------------   -----------   ---------------   ---------------
 Interest Only           6       $  113,710,000        8.53%
 235 -- 260              4           20,163,607        1.51
 261 -- 300             14          157,367,285       11.80
 321 -- 340              1          100,000,000        7.50
 341 -- 360             56          942,407,981       70.66
                        --       --------------      ------
 TOTAL                  81       $1,333,648,872      100.00%

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY


  RANGE OF
ORIGINAL TERMS      NUMBER OF                      % OF AGGREGATE
 TO MATURITY         MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
   (MOS)              LOANS           BALANCE         BALANCE
----------------   -----------   ---------------  ---------------
 60                     12       $  170,055,469        12.75%
 81 -- 100              13          299,794,040        22.48
 101 -- 120             51          834,842,195        62.60
 180 -- 280              4           25,064,958         1.88
 281 -- 295              1            3,892,211         0.29
                        --       --------------       ------
 TOTAL                  81       $1,333,648,872       100.00%

DISTRIBUTION OF REMAINING TERMS TO MATURITY


  RANGE OF
REMAINING TERMS      NUMBER OF                      % OF AGGREGATE
  TO MATURITY         MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
   (MOS)               LOANS           BALANCE          BALANCE
-----------------   -----------   ---------------   ---------------
 54-59                   12       $  170,055,469         12.75%
 60-84                   13          299,794,040         22.48
 85-114                   5          111,583,276          8.37
 115-119                 37          557,633,919         41.81
 120-139                  9          165,625,000         12.42
 140-199                  1            6,493,951          0.49
 200-292                  4           22,463,218          1.68
                         --       --------------        ------
 TOTAL                   81       $1,333,648,872        100.00%

DISTRIBUTION OF PREPAYMENT PROVISIONS


                                  NUMBER OF                      % OF AGGREGATE
                                   MORTGAGE       CUT-OFF DATE    CUT-OFF DATE
PREPAYMENT PROVISIONS               LOANS           BALANCE         BALANCE
------------------------------   -----------   ---------------- ---------------
 Lockout/Defeasance                   78       $1,184,318,083        88.80%
 Partial YM/Defeasance(a)              1          100,000,000         7.50
 Lockout/Greater of YM or 1%           2           49,330,789         3.70
                                      --       --------------       ------
 TOTAL/AVG./WTD.                      81       $1,333,648,872       100.00%

(a) The AFR/Bank of America Portfolio Loan permits defeasance with U.S. Treasuries after the second anniversary of the date on which the entire AFR/Bank of America Portfolio Whole Loan is securitized. Prior to this time, up to 13.6% of the AFR/Bank of America Portfolio Whole Loan may be prepaid subject to a yield maintenance premium upon the release of pre-identified properties.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       AFR/BANK OF AMERICA PORTFOLIO LOAN

--------------------------------------------------------------------------------
                      LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL       CUT-OFF DATE
                          --------       ------------
BALANCE(1):               $100,000,000   $100,000,000

SHADOW RATING:            A2/A+ (Moody's/S&P)

% OF POOL BY UPB:         7.50%

ORIGINATION DATE(2):      December 1, 2003

ORIGINATOR:               GACC

COUPON(3):                5.467%

INTEREST ACCRUAL:         Actual/360

TERM:                     120 months

AMORTIZATION:             Interest only until June 1, 2005;
                          thereafter, monthly amortization
                          on 27.5 year schedule.

OWNERSHIP INTEREST:       138 fee properties, 5 fee and
                          leasehold properties, 9 leasehold
                          properties

PAYMENT DATE:             1st of each month

MATURITY DATE:            December 1, 2013

SPONSOR:                  American Financial Realty Trust
                          (NYSE: AFRT) and First States Group, L.P.

BORROWER:                 First States Investors 5000A, LLC

CALL PROTECTION/LOCKOUT:  Defeasance with U.S. Treasuries permitted after the second anniversary of the date on which the entire AFR/Bank of America Portfolio Whole Loan is securitized. Prior to this time, up to 13.6% of the AFR/Bank of America Portfolio Whole Loan may be prepaid subject to a yield maintenance premium upon the release of pre-identified properties. In addition, the AFR/Bank of America Portfolio Whole Loan is open to prepayment for 4 months prior to maturity.

CUT-OFF DATE LOAN         $44
PSF(1):

UP-FRONT RESERVES(4):     Taxes:                     $3,201,064

                          Insurance:                   $637,117

                          Deferred Maintenance:      $2,184,169

                          Environmental Remediation:   $300,000

                          TI/LC:                       $205,965

                          Bank of America Lease:    $11,126,072

                          Security Deposit Reserve:    $215,119

ONGOING/SPRINGING         Reserves for taxes, insurance,
RESERVES(4):              replacements and TI/LC

CASH MANAGEMENT:          Hard Lockbox(5)

ADDITIONAL SECURED/       Yes(6)
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Portfolio

PROPERTY TYPE:             Office

PROPERTY LOCATION:         The properties are located in 19 states.

OCCUPANCY:                 86.4%

OCCUPANCY AS OF DATE:      September 15, 2003

YEARS BUILT:               Various

YEARS RENOVATED:           Various

COLLATERAL:                The collateral consists of 152 office properties,
                           operations centers and retail bank branches located in 19 states comprised of approximately 7,774,995 SF.

PROPERTY MANAGEMENT:       First States Management Corp., LLC and sub-managed
                           by Trammell Crow, Jones Lang and Lincoln Harris

APPRAISED VALUE:           $719,705,000

APPRAISED VALUE DATE:      Various

CUT-OFF DATE LTV(1):       47.24%

BALLOON LTV(1):            39.62%

U/W NOI(7):                $47,703,725

U/W NCF(7):                $46,007,301

ANNUAL DEBT SERVICE(1):    $18,854,964 through June 1, 2005;  $23,926,457
                           thereafter

U/W NOI DSCR(1)(7):        1.99x

U/W NCF DSCR(1)(7):        1.92x
--------------------------------------------------------------------------------

(1) The subject $100,000,000 loan represents the A-1 note in a $440,000,000 first mortgage loan. Certain A-2, A-3 and A-4 notes (with an aggregate original loan amount of $240,000,000) are pari passu with the A-1 note, and a B-note (with an original loan amount of $100,000,000) is subordinate to the A-1, A-2, A-3 and A-4 notes. The A-2, A-3 and A-4 notes are not included in the trust. The B-note is included in the trust, but payments made in respect of the B-note prior to an event of default are payable only to the holders of the Class S-AFR certificates and to no other certificates. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the combined balance of the A-1, A-2, A-3 and A-4 notes and not the B note. The DSCR is based on the principal and interest payments on the A-1, A-2, A-3 and A-4 notes from and after July 1, 2005.

(2) Reflects the date on which fixed rate payments commenced on the loan following an initial two month floating rate period.

(3)  Coupon to be determined upon pricing of the certificates.

(4)  See "Reserves" below.

(5)  See "Lockbox; Sweep of Excess Cash Flow" below.

(6)  See "Additional Debt" below.

(7) Does not include income relating to the Shadow Occupied Release Space (defined below). If such income were included, Underwritten NOI, Underwritten NCF, Underwritten NOI DSCR and Underwritten NCF DSCR would be $55,341,545, $53,645,125, 2.31x and 2.24x, respectively.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         The Loan. The largest loan (the "AFR/Bank of America Portfolio Loan"), representing approximately 7.50% of the initial pool balance, with a cut-off date principal balance of $100,000,000, is a 10-year loan that has a maturity date of December 1, 2013, and provides for monthly payments of interest only up to June 1, 2005, and monthly payments of principal and interest based on a 27.5-year amortization schedule thereafter. The AFR/Bank of America Portfolio Loan is secured by a combined fee and leasehold multi-state mortgage, deed to secure debt and deed of trust, encumbering the borrower's fee ownership and leasehold interests in the AFR/Bank of America Portfolio Properties (defined below).

         The AFR/Bank of America Portfolio Loan is one of four pari passu loans totaling $340,000,000 (such other loans are collectively referred to as the "AFR/Bank of America Portfolio Companion Loans"). The AFR/Bank of America Portfolio Companion Loans have original principal balances of $75,000,000, $85,000,000 and $80,000,000, respectively, and have the same interest rate, maturity date and amortization term as the AFR/Bank of America Portfolio Loan. In addition, a subordinate mortgage loan in the original principal amount of $100,000,000 (the "AFR/Bank of America Portfolio B Note," and together with the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio Companion Loans, the "AFR/Bank of America Portfolio Whole Loan"), is also secured by the AFR/Bank of America Portfolio Properties. Only the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio B Note are included in the trust; however, the AFR/Bank of America Portfolio B-Note will not be crossed with the other loans in the trust. Prior to an event of default, payments made in respect of the AFR/Bank of America Portfolio B Note are payable only to holders of the Class S-AFR certificates and to no other certificates. The AFR/Bank of America Portfolio Whole Loan is serviced pursuant to the pooling and servicing agreement and therefore the master servicer will remit collections on the AFR/Bank of America Portfolio Loan and will make servicing advances and P&I advances on the AFR/Bank of America Portfolio Loan. See "Description of the Mortgage Loans--Significant Mortgage Loans--AFR/Bank of America Portfolio Whole Loan" and "Servicing of the Mortgage Loans--Servicing of the AFR/Bank of America Portfolio Whole Loan."

         The Borrower. The borrower under the AFR/Bank of America Portfolio Loan, First States Investors 5000A, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by American Financial Realty Trust (NYSE: AFRT), a publicly traded real estate investment trust, and First States Group, L.P.

         The Properties. The properties securing the AFR/Bank of America Portfolio Loan (the "AFR/Bank of America Portfolio Properties") consist of borrower's fee interests in 138 properties, fee and leasehold interests in five properties and leasehold interests in nine properties, which together contain approximately 7,774,995 NRSF of space. The AFR/Bank of America Portfolio Properties consist of office properties, operation centers and retail bank branches. The master lease to Bank of America, N.A. ("Bank of America") covers approximately 5,972,887 NRSF of the total space. As of November 12, 2003, Bank of America was rated Aa2/A+/AA by Moody's, S&P and Fitch, respectively.

         Bank of America Lease. The AFR/Bank of America Portfolio Properties are subject to a master lease between the borrower and Bank of America. The lease commenced on June 30, 2003, and terminates on June 30, 2023, subject to six (6) successive renewal periods of five (5) years each.

        Of the total of approximately 5,972,887 NRSF covered under the master lease, approximately 5,168,907 NRSF is deemed "Leased Premises," and is leased to Bank of America for the full term of 20 years under the master lease. Under the terms of the master lease, Bank of America is required to pay base rent ("Annual Basic Rent"), plus additional rent consisting of its pro rata share of operating expenses, taxes and insurance, on the Leased Premises. Annual Basic Rent is subject to the following escalations:


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

      LEASE YEARS          INCREASE FACTOR     ANNUAL BASIC RENT FACTOR
    ---------------       -----------------  ---------------------------
          1-5                     NA                      $8.61
          6-10                  1.015                     $8.7392
         11-15                  1.015                     $8.8703
         16-20                  1.015                     $9.0033
         21-25                  1.110                     $9.9937
         26-30                  1.050                    $10.4934
         31-35                  1.050                    $11.0181
         36-40                  1.050                    $11.5690
         41-45                  1.050                    $12.1474
         46-50                  1.050                    $12.7548

         In addition to the approximately 5,168,907 NRSF of Leased Premises, the master lease provides for approximately 803,980 NRSF of shadow occupied release space (the "Shadow Occupied Release Space"), which can either be vacated by Bank of America by December 31, 2004, or retained in whole or in part, subject to certain terms and conditions contained within the master lease. The cash flow associated with the aforementioned space was not included in the underwritten NOI, underwritten NCF, underwritten NOI DSCR and underwritten NCF DSCR.

         The master lease generally provides Bank of America the rights of first refusal to the extent any of the AFR/Bank of America Portfolio Properties are sold by the borrower.

        The following table shows certain information regarding the five largest properties of the AFR/Bank of America Portfolio Properties:

                   FIVE LARGEST ASSETS BASED ON SQUARE FOOTAGE

                                                                                                 NRSF LEASED   APPROXIMATE % OF
                                                                     YEAR(S) BUILT/    OVERALL    TO BANK OF  NRSF LEASED TO BANK
           PROPERTY NAME                   LOCATION           NRSF      RENOVATED     OCCUPANCY    AMERICA       OF AMERICA
---------------------------------------------------------------------------------------------------------------------------------
1. Jacksonville Center Office Park...  Jacksonville, FL    1,217,260     1990/NAP       94.5%     1,149,685         94.4%
2. Bank of America Center............     Chicago, IL      1,027,783   1923/ongoing     87.3%       871,131         84.8%
3. Bank of America Center-Phoenix....     Phoenix, AZ        507,559  1989,1995/NAP     75.5%       383,076         75.5%
4. One South Van Ness Blvd...........  San Francisco, CA     481,064    1959/1989       85.3%       277,524         57.7%
5. 525 N. Tryon St-Odell Building....    Charlotte, NC       413,407     1996/NAP      100.0%       271,335         65.6%
                                                             -------                                -------
                  TOTAL/WTD. AVERAGE:                      3,367,073                    89.2%     2,952,751         80.9%
                                                           =========                              =========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the AFR/Bank of America Portfolio Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                                                               % OF TOTAL
                                                                  ANNUALIZED   ANNUALIZED ANNUALIZED
                                                    % OF TOTAL     U/W BASE     U/W BASE   U/W BASE       LEASE
               TENANT                   TENANT NRSF    NRSF          RENT          RENT   RENT (PSF)    EXPIRATION
----------------------------------------------------------------------------------------------------------------------
 1. Bank of America..................   5,972,887(2)  76.8%(2)   $44,504,289       77.8%   $  8.61     6/30/2023(2)
 2. California Pacific Medical Center      77,276      1.0         2,086,452        3.6    $ 27.00       1/31/2012
 3. California State Compensation                                                   2.0
    Fund                                   55,043      0.7         1,154,075               $ 20.97       7/31/2007
 4. HQ Global Workplaces.............      27,666      0.4           672,057        1.2    $ 24.29       3/18/2009
 5. Odell Associates, Inc............      48,777      0.6           627,272        1.1    $ 12.86       2/28/2014
 6. Cherry Bakaert Holland LLP.......      23,758      0.3           534,080        0.9    $ 22.48       9/30/2011
 7. Lemaster & Daniels, PLLC.........      24,866      0.3           472,454        0.8    $ 19.00       5/31/2012
 8. Moss Adams, LLP..................      21,283      0.3           388,037        0.7    $ 18.23       7/31/2011
 9. Morris York Williams.............      16,511      0.2           363,244        0.6    $ 22.00      11/10/2006
10. Potlach Corp.....................      18,363      0.2           362,637        0.6    $ 19.75       8/31/2007
                                           ------      ---           -------        ---
                       TOTAL/AVERAGE:   6,288,430     80.9%      $51,164,596       89.4%   $  8.14
                                        =========     =====      ===========       =====

(1)  Annualized Underwritten Base Rent excludes vacant space.
(2)  Includes 803,980 NRSF of Shadow Occupied Space.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                      STRUCTURAL AND COLLATERAL TERM SHEET

         Lease Expiration. The following table shows the lease expiration schedule for the AFR/Bank of America Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                APPROXIMATE
                                                               ANNUALIZED        % OF TOTAL  ANNUALIZED
YEAR ENDING           EXPIRING    % OF    CUMULATIVE % OF          U/W            U/W BASE    U/W BASE
DECEMBER 31,            (SF)    TOTAL SF     TOTAL SF           BASE RENT           RENT      RENT PSF
------------------   --------- --------- ----------------  -----------------  ------------- -------------
2003(2)                 65,588     0.8%         0.8%         $      660,882          1.2%     $  10.08
2004(3)                945,224    12.2         13.0%              1,655,227          2.9      $  11.72
2005                    58,086     0.7         13.7%                813,140          1.4      $  14.00
2006                    69,617     0.9         14.6%              1,251,937          2.2      $  17.98
2007                   106,785     1.4         16.0%              2,163,182          3.8      $  20.26
2008                     7,157     0.1         16.1%                203,582          0.4      $  28.45
2009                    32,968     0.4         16.5%                802,300          1.4      $  24.34
2010                    14,037     0.2         16.7%                325,185          0.6      $  23.17
2011                    84,824     1.1         17.8%              1,441,555          2.5      $  16.99
2012                   102,890     1.3         19.1%              2,593,898          4.5      $  25.21
2013                     1,215     0.0         19.1%                 60,917          0.1      $  50.14
2014                    57,619     0.7         19.8%                752,272          1.3      $  13.06
2015                         0     0.0         19.8%                      0          0.0      $   0.00
2016                         0     0.0         19.8%                      0          0.0      $   0.00
2017 &                       7    66.5                                                            0.00
      Thereafter     5,170,84                  86.4%             44,507,889         77.8      $
Vacant               1,058,138    13.6        100.0%                      0          0.0      $   0.00
                     ---------    ----                        -------------          ---
   TOTAL/AVERAGE:    7,774,995   100.0%                      $   57,231,966        100.0%     $   7.36
                     =========   ======                      ==============        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Expiring tenants in 2003 include 20 month-to-month tenant totaling 30,290 NRSF and $380,101 of Annualized U/W Base Rent.

(3) Includes 803,980 SF of Shadow Occupied Space, the cash flows of which were not included in the underwriting.


         Reserves. At origination, the borrower was required to make initial deposits into the following reserves: $3,201,064 into a tax reserve, $637,117 into an insurance reserve, $2,184,169 into a replacement reserve, $300,000 into an environmental reserve, $205,965 into a tenant improvement and leasing reserve, $11,126,072 into a Bank of America lease reserve (representing three months Basic Annual Rent under the Bank of America master lease) and $215,119 into a security deposit reserve.

         The AFR/Bank of America Portfolio Loan requires monthly deposits into the following reserves: amounts payable by Bank of America for tax payments and 1/12 of the annual taxes for non-Bank of America occupied space; 1/12 of the annual insurance premiums; monthly debt service, $54,468 replacement reserve; $86,110 tenant improvement and leasing reserve; and any additional amounts necessary to maintain the Bank of America lease reserve with a reserve (including the initial reserve) equal to three months Basic Annual Rent payable under the Bank of America master lease.

         Release Properties. At any time during the term of the loan, the borrower may obtain the releases of one or more of 13 designated AFR/Bank of America Portfolio Properties. If the release occurs prior to the earlier of (i) January 1, 2006, and (ii) the second anniversary of the date on which the entire AFR/Bank of America Portfolio Whole Loan is securitized, the borrower is required to pay a yield maintenance charge on the portion of the AFR/Bank of America Portfolio Loan repaid, and any such repayments must be at 110% of the related allocated loan amount. If the release occurs after such date, the borrower is required to defease with U.S. Treasuries. Any such prepayments will be allocated pro rata to the AFR/Bank of America Portfolio Loan, the AFR/Bank of America Portfolio Companion Loans and the AFR/Bank of America Portfolio B Note, other than upon an event of default, after which all principal payments will be


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

applied pro rata to the AFR/Bank of America Portfolio Loan and the AFR/Bank of America Portfolio Companion Loans, and the AFR/Bank of America Portfolio B-Note will not receive any such principal repayments.

         At any time after the earlier of (i) January 1, 2006, and (ii) the second anniversary of the date on which the entire AFR/Bank of America Portfolio Whole Loan is securitized, the borrower may obtain a release of any of the AFR/Bank of America Portfolio Properties, subject to confirmation that after giving effect to such release, the debt service coverage ratio for the AFR/Bank of America Portfolio Whole Loan will not be less than the greater of (A) 1.54x and (B) the sum of (1) 1.54x plus (2) 70% of the positive difference, if any, between (x) the debt service coverage ratio on the applicable release date and
(y) 1.54x, and after giving effect to such property release, the aggregate release amounts may not exceed $150,000,000, unless the borrower delivers confirmation from each of the rating agencies that such defeasance will not result in the downgrade, qualification or withdrawal of any rating then assigned to a class of certificates by such rating agency.

         The release price that is required to be paid for any release property with an allocated loan amount will be:

                                                    RELEASE PRICE
      TOTAL AMOUNT PREPAID/DEFEASED          (% OF ALLOCATED LOAN AMOUNT)
    ---------------------------------      --------------------------------
           $60,000,000 or less                             110.0%
        $60,000,001-$100,000,0000                          117.5%
          more than $100,000,000                           125.0%

         The release price that is required to be paid for any release property that has no allocated loan amount will be the lesser of (i) the actual consideration received by the borrower from Bank of America in the event such individual property is transferred by the borrower to Bank of America and (ii) 50% of the closing date appraisal value of the release property.

         Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage including terrorism and acts of terrorism.

         Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to such lockbox account. Provided no event of default has occurred and is continuing, funds in the lockbox account are swept to the borrower after the funding of the monthly reserves described above.

         Mezzanine Loan.  None permitted.

         Additional Debt. The AFR/Bank of America Portfolio Properties also secure the AFR/Bank of America Portfolio Companion Loans and the AFR/Bank of America Portfolio B Note. The AFR/Bank of America Portfolio B Note has an original principal balance of $100,000,000, and matures on December 1, 2013. The AFR/Bank of America Portfolio B Note is included in the trust. See "Description of the Mortgage Loans--Significant Mortgage Loans--The AFR/Bank of America Portfolio Loan."



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                             WATER TOWER PLACE LOAN


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         -------------
BALANCE:                $75,000,000(1)   $74,737,405

SHADOW RATING:          A3/A (Moody's/S&P)

% OF POOL BY UPB:       5.60%

ORIGINATION DATE:       August 21, 2003

CO-ORIGINATORS:         Archon Financial, L.P. (50%)
                        Commerzbank AG, New York Branch
                        (50%)

COUPON:                 4.970%

INTEREST ACCRUAL:       Actual/360

TERM:                   84 months

AMORTIZATION:           360 months

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          September 1, 2010

SPONSOR:                The Rouse Company

BORROWER:               Water Tower LLC

CALL                    Defeasance with U.S. Treasuries
PROTECTION/LOCKOUT:     or other REMIC-eligible
                        securities permitted at the earlier of the first payment date following (a) the third anniversary of the loan closing date or (b) the second anniversary of the date on which the entire Water Tower Whole Loan is securitized. Not prepayable until 3 months prior to maturity.

CUT-OFF DATE LOAN       $228
PSF(1):

UP-FRONT RESERVES:      NAP

ONGOING/SPRINGING       Springing reserves for taxes,
RESERVES(2):            insurance, capital expenditures
                        and TI/LC

CASH MANAGEMENT:        Hard Lockbox(3)

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Anchored Retail

PROPERTY LOCATION:      Chicago, Illinois

OCCUPANCY:              96.1% (retail)/97.8% (office)

OCCUPANCY AS OF DATE:   November 12, 2003

YEAR BUILT:             1975

YEAR RENOVATED:         2003

COLLATERAL:             The collateral consists of a 727,901 SF vertical
                        shopping mall, a 699-space parking facility and 93,841 SF of office space within a 9-floor and 74-floor development located in Chicago, Illinois.

PROPERTY MANAGEMENT:    Rouse Property Management, Inc.

APPRAISED VALUE:        $335,000,000

APPRAISED VALUE DATE:   August 1, 2003

CUT-OFF DATE LTV(1):    55.92%

BALLOON LTV(1):         49.65%

U/W NOI:                $25,154,134

U/W NCF:                $24,163,603

ANNUAL DEBT             $12,069,366
SERVICE(1):

U/W NOI DSCR(1):        2.08x

U/W NCF DSCR(1):        2.00x
--------------------------------------------------------------------------------


(1) The subject $75,000,000 loan represents two pari passu notes in a $188,000,000 first mortgage loan. Four additional notes (each with an original loan amount of $28,250,000) are pari passu with such two notes. The four additional notes are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $188,000,000 financing.

(2)  See "Reserves" below.

(3)  See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

     The Loan. The second largest loan (the "Water Tower Place Loan"), representing approximately 5.60% of the initial pool balance, with a cut-off date principal balance of $74,737,405, is a seven-year balloon loan that has a maturity date of September 1, 2010, and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Water Tower Place Loan was jointly originated 50% by Archon Financial, L.P. and 50% by Commerzbank AG, New York Branch ("Commerzbank"), and the initial lenders on the Water Tower Place Loan are Goldman Sachs Mortgage Company and Commerzbank. The Water Tower Place Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Water Tower Place Property (defined below).

     The Water Tower Place Loan consists of two of six pari passu mortgage loans totaling $188,000,000. The other mortgage loans secured by the Water Tower Place Property are each pari passu in right of payment to the Water Tower Place Loan (such other loans are collectively referred to as the "Water Tower Place Companion Loans," and together with the Water Tower Place Loan, the "Water Tower Place Whole Loan"). Each of the Water Tower Place Companion Loans has an original principal balance of $28,250,000 and each has the same interest rate, maturity date and amortization term as the Water Tower Place Loan. Only the Water Tower Place Loan is included in the trust. See "Description of the Mortgage Loans--Significant Mortgage Loans--The Water Tower Place Whole Loan."

     The Borrower. The borrower under the Water Tower Place Loan, Water Tower LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by The Rouse Company (rated Baa3/BBB- by Moody's and S&P, respectively) which is a partner in the joint venture that owns the borrower along with RREEF, which is the fund manager for 45% of the joint venture.

     The Property. The property securing the Water Tower Place Loan (the "Water Tower Place Property") consists of the retail, office and parking portions of an approximately 3.1 million square foot, 74-story and 9-story mixed-use complex known as Water Tower Place located on the North Michigan Avenue in Chicago, Illinois. The collateral consists of (i) an approximately 727,901 square foot vertical shopping mall anchored by Marshall Field's and Lord & Taylor and located on levels 1 through 8 of the structures, (ii) a 699-space parking facility on four sub-grade levels and (iii) approximately 93,841 NRSF of office space located on the ninth level. The 74-story tower also includes a 22-story Ritz-Carlton Hotel with 435 rooms and a 40-story residential condominium tower, neither of which are part of the collateral.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         Major Tenant Summary. The following table shows certain information regarding the ten largest retail tenants of the Water Tower
Place Property:


    TEN LARGEST RETAIL TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                   % OF TOTAL
                              CREDIT RATING                 % OF    ANNUALIZED     ANNUALIZED  ANNUALIZED
                              (MOODY'S/S&P/    TENANT       TOTAL    U/W BASE       U/W BASE    U/W BASE
         TENANT                 FITCH)(2)       NRSF        NRSF       RENT          RENT(3)  RENT (PSF)(4)     LEASE EXPIRATION
--------------------------  ----------------  ---------   ------- ------------    ----------- -------------- ----------------------
 1.    Marshall Fields....   Baa1/BBB+/BBB+    288,802      39.7%  $ 2,901,241        15.0%    $  10.05            1/31/2011
 2.    Lord & Taylor......       A2/A+/A       138,241      19.0     1,091,884         5.6     $   7.90            12/31/2010
 3.    The Gap............     Ba3/BB+/BB-      15,947       2.2       995,988         5.2     $  62.46       6/30/2005, 4/30/2006
 4.    Abercrombie & Fitch      NR/NR/NR        16,507       2.3       756,095         3.9     $  45.80      12/31/2008, 6/30/2010
 5.    The Limited........    Baa1/BBB+/NR      16,041       2.2       701,805         3.6     $  43.75       1/31/2005, 1/31/2006
 6.    Express............    Baa1/BBB+/NR      10,909       1.5       604,217         3.1     $  55.39       1/31/2006, 1/31/2013
 7.    Banana Republic....     Ba3/BB+/BB-       7,393       1.0       586,251         3.0     $  79.30            2/28/2005
 8.    Foodlife...........      NR/NR/NR        24,278       3.3       583,110         3.0     $  24.02            4/30/2008
 9.    Victoria's Secret..    Baa1/BBB+/NR      10,661       1.5       534,240         2.8     $  50.11       1/31/2007, 1/31/2011
10.    F.A.O. Schwartz(5).      NR/NR/NR         2,987       0.4       448,050         2.3     $ 150.00            2/28/2007
                                                 -----       ---       -------         ---
            TOTAL/AVERAGE:                     531,766      73.1%  $ 9,202,881        47.6%    $  17.31
                                               =======      =====  ===========        =====

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Percentages based on total Underwritten Base Rent, including office and retail.

(4) For those tenants with multiple leases, the Annual Underwritten Base Rent PSF is a weighted average calculation of the leases.

(5) According to public reports, F.A.O. Schwartz, the parent of the tenant, may be considering filing for bankruptcy protection.


     The largest office tenant by annualized underwritten base rent is WT Surgicenter, occupying approximately 18,675 NRSF, with rent of $767,340, representing approximately 3.2% of the total annualized underwritten base rent. WT Surgicenter is an Illinois state licensed facility specializing in outpatient surgery. No other office tenant accounts for more than 0.7% of the annualized underwritten base rent.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Lease Expiration. The following table shows the lease expiration schedule for the mall shop space at the Water Tower Place Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                               CUMULATIVE                   APPROXIMATE      ANNUALIZED
     YEAR ENDING       EXPIRING      % OF        % OF        ANNUALIZED     % OF TOTAL U/W  U/W BASE RENT
    DECEMBER 31,          (SF)      TOTAL SF    TOTAL SF    U/W BASE RENT     BASE RENT          PSF
--------------------   --------    ---------  -----------  --------------  --------------  -------------
 2003                     2,017        0.7%        0.7%     $    114,810           0.7%       $ 56.92
 2004                    16,511        5.5         6.2%        1,178,240           7.7        $ 71.36
 2005                    24,591        8.2        14.3%        1,556,650          10.1        $ 63.30
 2006                    36,817       12.2        26.6%        1,934,685          12.6        $ 52.55
 2007                    28,005        9.3        35.9%        1,729,200          11.3        $ 61.75
 2008                    45,787       15.2        51.1%        1,442,351           9.4        $ 31.50
 2009                    12,847        4.3        55.4%          859,274           5.6        $ 66.89
 2010                    36,456       12.1        67.5%        2,229,890          14.5        $ 61.17
 2011                    17,606        5.9        73.3%        1,284,236           8.4        $ 72.94
 2012                    18,357        6.1        79.4%        1,346,055           8.8        $ 73.33
 2013                    13,847        4.6        84.0%          860,817           5.6        $ 62.17
 2014                     8,895        3.0        87.0%          445,529           2.9        $ 50.09
 2015                         0        0.0        87.0%                0           0.0        $  0.00
 2016                         0        0.0        87.0%                0           0.0        $  0.00
 2017 & Thereafter       10,394        3.5        90.5%          363,790           2.4        $ 35.00
 Vacant                  28,728        9.5       100.0%                0           0.0        $  0.00
                         ------        ---                    ----------           ---
       TOTAL/AVERAGE:   300,858      100.0%                 $ 15,345,527         100.0%       $ 51.01
                        =======      ======                 ============         ======


(1)  Annualized Underwritten Base Rent excludes vacant space.

     Reserves. Springing reserves for taxes, insurance, capital expenditures and tenant improvements and leasing commissions are required monthly during any period from (a) the conclusion of any 12-month period ending on the last day of the fiscal quarter during which NOI DSCR is less than 1.50x, to (b) the conclusion of the second of any two 12-month periods ending on the last day of consecutive fiscal quarters during each of which NOI DSCR is at least 1.50x (a "Water Tower Place Cash Trap Period"). Upon the occurrence of a Water Tower Place Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of upcoming annual real estate taxes and annual insurance premiums into a tax and insurance escrow account, (2) an amount of $25,000 into a tenant improvement and leasing commission reserve account and (3) an amount of $14,000 in the capital expenditures reserve account.

     With respect to the lease with Drury Lane Productions, Inc., the borrower will be the beneficiary of a letter of credit in the amount of $1,750,000 delivered by the tenant to secure unfunded tenant improvement obligations. Under the terms of the loan agreement, the borrower is required to pledge such letter of credit as additional collateral for the Water Tower Place Whole Loan prior to making any payment to the tenant in respect of tenant improvements. The borrower is required to deposit all proceeds of the letter of credit into the tenant improvement and leasing commission reserve unless the DCSR at such time is greater than 2.00x. At least $1,000,000 of such letter of credit proceeds are required to be used in connection with the retenanting of the space currently leased by Drury Lane Productions, Inc.

     Guaranty. In connection with the origination of the Water Tower Place Loan, The Rouse Company delivered a guarantee in favor of the lender with respect to the borrower's obligations to (1) complete certain repairs and tenant improvements with an estimated cost of $7,795,000, including an estimated $4,300,000 for remediation of bowed marble panels at the Water Tower Place Property and an estimated $1,750,000 for tenant improvements at the Drury Lane Theaters and (2) indemnification and reimbursement for any violation of a reciprocal easement agreement. The sellers have been informed by the borrower that there is a dispute regarding whether or not the borrower is required to provide automobile access to the hotel through and under the Water Tower Place Property, which access was closed after September 11, 2001 in light of security concerns; however, the sellers have no knowledge that the hotel has taken any legal action with respect to the aforementioned dispute.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

     Transfer of Equity Interests. The borrower is permitted to transfer 50% or more of its equity interests so long as such transfer is to (a) its sponsor, (b) a bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension fund or pension advisory, mutual fund, government entity or plan, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case such entity meets certain minimum net worth requirements and is regularly engaged in the business of owning interests (either directly or through funds under management) in regional malls or (c) any other entity with respect to which a rating confirmation is received. In addition, under certain circumstances specified in the loan documents, up to 53% of the equity interests in the borrower may be held by an entity other than the sponsor without constituting a prohibited change of control.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism. The terrorism coverage is required in an amount equal to the greater of (x) the original principal amount of the Water Tower Place Loan and (y) the maximum amount of terrorism coverage available for a premium of $300,000 (subject to an increase of 5% per year), provided that (a) the borrower is not required to maintain terrorism coverage in an amount greater than the insurable value of the Water Tower Place Property plus related business interruption coverage and (b) if the premium for the required terrorism coverage would exceed 150% of the premium limit described in clause (y) above, the borrower is only required to purchase the greatest amount of terrorism coverage that may be obtained for 150% of such premium.

     Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender controlled cash management account on each business day. So long as no Water Tower Place Cash Trap Period exists, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a Water Tower Place Cash Trap Period, provided no event of default exists under the loan documents, all funds in excess of certain required reserve amounts and the monthly debt service payment will be released daily to the borrower.

     Mezzanine Loan:  None permitted.

     Additional Debt: None permitted except trade payables in an amount less than 3% of the loan amount for the Water Tower Place Whole Loan.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                              MALL AT MILLENIA LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL        CUT-OFF DATE
                        --------        ------------
BALANCE:                $67,500,000(1)  $67,500,000

SHADOW RATING:          Baa3/BBB- (Moody's/S&P)

% OF POOL BY UPB:       5.06%

ORIGINATION DATE:       March 28, 2003

ORIGINATOR:             MSMC

COUPON:                 5.500%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           Interest only through April 9,
                        2008; thereafter, monthly
                        amortization based on a 30-year
                        amortization schedule(2)
OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           9th of the month

MATURITY DATE:          April 9, 2013

SPONSOR:                The Forbes Company and The
                        Taubman Realty Group

BORROWER:               Forbes Taubman Orlando, L.L.C.

CALL                    Defeasance with U.S. Government
PROTECTION/LOCKOUT:     Securities permitted after the
                        earlier to occur of (a) March
                        28, 2006 or (b) 2 years after
                        the last securitization
                        involving any portion of the
                        Mall at Millenia Whole Loan.
                        Not prepayable until 3 months
                        prior to maturity.

CUT-OFF DATE LOAN       $376
PSF(1):

UP-FRONT RESERVES(3):   TI/LC:               $10,500,000

ONGOING/SPRINGING       Springing reserves for taxes,
RESERVES(3):            insurance and TI/LC

CASH MANAGEMENT:        Hard Lockbox(4)

ADDITIONAL SECURED/     Yes(5)
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Anchored Retail

PROPERTY LOCATION:      Orlando, Florida

OCCUPANCY:              95.3%

OCCUPANCY AS OF DATE:   March 18, 2003

YEAR BUILT:             2002

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of
                        approximately 518,153 NRSF of a
                        1,118,153 NRSF super-regional
                        retail mall.

PROPERTY MANAGEMENT:    The Forbes Company, LLC

APPRAISED VALUE:        $308,200,000

APPRAISED VALUE DATE:   March 1, 2003

CUT-OFF DATE LTV(1):    63.27%

BALLOON LTV(1):         58.75%

U/W NOI:                $23,579,775

U/W NCF:                $22,594,607

ANNUAL DEBT             $10,873,958 through April 9,
SERVICE(1):             2008;  $13,306,680 thereafter

U/W NOI DSCR(1):        1.77x

U/W NCF DSCR(1):        1.70x
--------------------------------------------------------------------------------

(1) The subject $67,500,000 loan represents one senior pari passu note in a $210,000,000 first mortgage loan. Three additional notes (with an aggregate original loan amount of $127,500,000) are pari passu with such senior note, and an additional note (with an original loan amount of $15,000,000) is subordinate to the four senior pari passu notes. The three additional pari passu notes and the subordinate note are not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF numbers in this table are based on the total $195,000,000 senior financing. The DSCR is based on the principal and interest payments from and after May 9, 2008.

(2) The 30-year amortization schedule for the last 60 months of the loan term is based on the 5.460% weighted average coupon for the entire $210,000,000 loan.

(3)  See "Reserves" below.

(4)  See "Lockbox; Sweep of Excess Cash Flow" below.

(5)  See "Additional Debt" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


     The Loan. The third largest loan (the "Mall at Millenia Loan"), representing approximately 5.06% of the initial pool balance, with a cut-off date principal balance of $67,500,000, is a 10-year balloon loan that has a maturity date of April 9, 2013 and provides for monthly payments of interest only through April 9, 2008 and monthly payments of principal and interest based on a 30-year amortization schedule thereafter. The Mall at Millenia Loan is secured by, among other things, a mortgage, assignment of leases and rents and security agreement encumbering the borrower's fee ownership interest in the Mall at Millenia Property.

     The Mall at Millenia Loan is one of four pari passu loans totaling $195,000,000, which represent the senior portion of a $210,000,000 whole loan. The other mortgage loans secured by the Mall at Millenia Property are each pari passu in right of payment to the Mall at Millenia Loan (such other loans are collectively referred to as the "Mall at Millenia Companion Loans"). The Mall at Millenia Companion Loans have the same interest rate and maturity date as the Mall at Millenia Loan. Only the Mall at Millenia Loan is included in the trust. The Mall at Millenia Loan and the Mall at Millenia Companion Loans are serviced by GMAC Commercial Mortgage Corporation under the 2003-IQ4 Pooling and Servicing Agreement (with Midland Loan Services, Inc. acting as the primary servicer). The 2003-IQ4 Pooling and Servicing Agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the Mall at Millenia Whole Loan. In addition, a subordinate mortgage loan (such loan is referred to as the "Mall at Millenia B Note" and together with the Mall at Millenia Loan and the Mall at Millenia Companion Loans, the "Mall at Millenia Whole Loan"), which will not be included in the trust, is also secured by the Mall at Millenia Property. All of the loans in the Mall at Millenia Whole Loan are obligations of the borrower and all are cross defaulted. See "Description of the Mortgage Loans--Significant Mortgage Loans--The Mall at Millenia Whole Loan" and "Servicing of the Mortgage Loans--Servicing of the Mall at Millenia Whole Loan."

     The Borrower. The borrower under the Mall at Millenia Loan, Forbes Taubman Orlando, L.L.C., is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by The Forbes Company and The Taubman Realty Group (NYSE: TCO).

     The Property. The property securing the Mall at Millenia Whole Loan (the "Mall at Millenia Property") consists of approximately 518,153 NRSF of space comprising a portion of a super-regional retail shopping mall. The overall property comprising the Mall at Millenia is approximately 1,118,153 NRSF of space anchored by Macy's, Bloomingdale's and Neiman Marcus, none of which is part of the collateral.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


     Major Tenant Summary. The following table shows certain information regarding the ten largest in-line tenants of the Mall at Millenia Property:


        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                          CREDIT RATING                                            % OF TOTAL    ANNUALIZED
                            (MOODY'S/      TENANT       % OF        ANNUALIZED     ANNUALIZED     U/W BASE
        TENANT            S&P/FITCH)(2)      NRSF     TOTAL NRSF  U/W BASE RENT   U/W BASE RENT  RENT (PSF)   LEASE EXPIRATION
----------------------   --------------   --------   ----------- --------------  -------------- ------------ ------------------
1.     XXI Forever....      NR/NR/NR        21,479        4.1%        $824,160         3.7%      $  38.37       1/31/2013
2.     Gap............     Ba3/BB+/BB-      17,247        3.3          534,657         2.4       $  31.00       1/31/2010
       Victoria's
3.     Secret(3)......    Baa1/BBB+/NR      11,794        2.3          530,730         2.4       $  45.00      10/31/2012
4.     Express(3).....    Baa1/BBB+/NR      11,730        2.3          527,850         2.4       $  45.00       1/31/2013
5.     Crate & Barrel.      NR/NR/NR        15,222        2.9          350,000         1.6       $  22.99       1/31/2015
6.     Mayors.........      NR/NR/NR         4,532        0.9          339,900         1.5       $  75.00       1/31/2013
       Adrienne
7.     Vittadini......      NR/NR/NR         5,143        1.0          308,580         1.4       $  60.00       1/31/2012
8.     Talbots........      NR/NR/NR         7,010        1.4          308,440         1.4       $  44.00       1/31/2015
9.     Zara...........      NR/NR/NR        13,363        2.6          307,349         1.4       $  23.00       1/31/2013
10.    Guess?.........      NR/BB-/NR        6,050        1.2          290,400         1.3       $  48.00      10/31/2012
                                             -----        ---     ------------         ---
        TOTAL/AVERAGE:                     113,570       22.0%      $4,322,066        19.3%      $  38.06
                                           =======       =====    ============        =====

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Victoria's Secret and Express are subsidiaries of The Limited Inc. (NYSE:
     LTD).

     Lease Expirations. The following table shows the lease expiration schedule for the Mall at Millenia Property:


                          LEASE EXPIRATION SCHEDULE(1)

                                               CUMULATIVE                   APPROXIMATE %   ANNUALIZED
      YEAR ENDING         EXPIRING   % OF      % OF TOTAL    ANNUALIZED      OF TOTAL U/W    U/W BASE
      DECEMBER 31,          (SF)     TOTAL SF      SF       U/W BASE RENT     BASE RENT      RENT PSF
-----------------------  ---------  ---------  ----------- --------------  --------------  -------------
2003...................          0      0.0%       0.0%     $          0          0.0%       $  0.00
2004 ..................          0      0.0        0.0%                0          0.0        $  0.00
2005 ..................          0      0.0        0.0%                0          0.0        $  0.00
2006 ..................          0      0.0        0.0%                0          0.0        $  0.00
2007 ..................      9,051      1.7        1.7%          687,450          3.1        $ 75.96
2008 ..................      2,413      0.5        2.2%           84,500          0.4        $ 35.02
2009 ..................      7,926      1.5        3.7%          323,823          1.4        $ 40.86
2010 ..................     32,193      6.2       10.0%        1,203,207          5.4        $ 37.37
2011 ..................      1,777      0.3       10.3%           99,512          0.4        $ 56.00
2012 ..................    151,145     29.2       39.5%        9,038,224         40.4        $ 59.80
2013 ..................    171,004     33.0       72.5%        7,755,909         34.7        $ 45.36
2014 ..................          0      0.0       72.5%                0          0.0        $  0.00
2015 ..................     77,721     15.0       87.5%        1,904,018          8.5        $ 24.50
2016 ..................          0      0.0       87.5%                0          0.0        $  0.00
2017 & Thereafter .....     40,525      7.8       95.3%        1,255,370          5.6        $ 30.98
Vacant ................     24,398      4.7      100.0%               0           0.0        $  0.00
                            ------      ---                 -----------           ---
          TOTAL/AVERAGE:   518,153    100.0%                $ 22,352,013        100.0%       $ 43.14
                           =======    ======                ============        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.


     Reserves. At origination, the borrower was required to make an initial deposit of $10,500,000 for outstanding tenant improvement allowances and leasing commissions. If amounts on deposit in such reserve fall below $5,000,000 during the term of the Mall at Millenia Loan, the remaining funds in such reserve are required to be returned to the borrower;


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


provided that no event of default has occurred. In addition, upon (i) an event of default under the related loan documents or (ii) the DSCR falling below 1.30x, the borrower is required to deposit monthly 1/12 of (a) annual insurance premiums and real estate taxes into an escrow account and (b) $1.00 PSF into a tenant improvement and leasing commission reserve. The reserve period will end and such reserves will be released to borrower upon the cure of such event of default or in the event the DSCR is 1.30x or higher for two consecutive calendar quarters, as applicable.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism; provided that the borrower is not required to pay annual premiums for terrorism coverage in excess of $125,000.

     Lockbox; Sweep of Excess Cash Flow. The borrower has established a cash management account controlled by the lender, with reserves established and maintained as provided above. Tenant payments are required to be made to the lockbox. Prior to (i) the occurrence and continuance of an event of default or
(ii) the DSCR falling below 1.30x, funds in the lockbox accounts are swept to the borrower on each business day.

     Mezzanine Loan.  None permitted.

     Additional Debt. The Mall at Millenia Property also secures the Mall at Millenia B Note. The Mall at Millenia B Note has an original principal balance of $15,000,000, and matures on April 9, 2013. The Mall at Millenia B Note is not included in the trust. See "Description of the Mortgage Loans--Significant Mortgage Loans--The Mall at Millenia Whole Loan".

     Expansion Parcel. In order to permit the creation of additional anchor space or parking at the Mall at Millenia Property, the borrower may obtain a release for a currently non-income producing parcel from the lien of the mortgage. The borrower must satisfy various conditions in connection with the partial release, including the delivery of legal opinions, title endorsements and revised surveys, as well as certifications that the partial release will not adversely affect the ability to operate and maintain the remainder of the Mall at Millenia Property, that the underwritten cash flow for the Mall at Millenia Property will not be reduced by more than $600,000 and that the DSCR will remain at 1.30x or higher from and after such release.

     Addition of Property. If additional parking is necessary in order to comply with applicable legal requirements, the borrower has the right, subject to certain requirements, to obtain certain property adjacent to the Mall at Millenia Property for additional parking.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                             WELLS FARGO TOWER LOAN

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                        ORIGINAL        CUT-OFF DATE
                        --------        ------------
BALANCE:                $65,000,000(1)  $65,000,000

% OF POOL BY UPB:       4.87%

ORIGINATION DATE:       June 26, 2003

ORIGINATOR:             MSMC

COUPON:                 4.680%

INTEREST ACCRUAL:       Actual/360

TERM:                   84 months

AMORTIZATION:           Interest only until June 1, 2006;
                        thereafter, monthly amortization
                        based on a 30-year amortization schedule.

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          July 1, 2010

SPONSOR:                Maguire Properties, L.P.

BORROWER:               North Tower, LLC

CALL                    Defeasance with U.S. Government
PROTECTION/LOCKOUT:     Securities permitted after the
                        earlier to occur of (a) July 1,
                        2007 or (b) 2 years after the
                        last securitization involving
                        any portion of the Wells Fargo
                        Tower Whole Loan. Not
                        prepayable until 3 months prior
                        to maturity.

CUT-OFF DATE LOAN       $181
PSF(1):

UP-FRONT RESERVES(2):   Taxes:                $1,187,817
                        Insurance:              $168,460
                        TI/LC:               $17,358,838
                        Immediate repairs:       $59,272

ONGOING/SPRINGING       Monthly reserves for taxes and
RESERVES(2):            insurance; springing reserves
                        for replacements and TI/LC

CASH MANAGEMENT:        Hard Lockbox(3)

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Los Angeles, California

OCCUPANCY:              83.8%

OCCUPANCY AS OF DATE:   June 30, 2003

YEAR BUILT:             1982

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of an
                        approximately 1,380,674 SF,
                        53-story office building.

PROPERTY MANAGEMENT:    Maguire Properties Services, Inc.

APPRAISED VALUE:        $360,000,000

APPRAISED VALUE DATE:   May 30, 2003

CUT-OFF DATE LTV(1):    69.44%

BALLOON LTV(1):         64.88%

U/W NOI:                $25,117,479

U/W NCF:                $23,705,990

ANNUAL DEBT             $11,862,500 through June 1,
SERVICE(1):             2006;  $15,523,092 thereafter

U/W NOI DSCR(1):        1.62x

U/W NCF DSCR(1):        1.53x
-------------------------------------------------------------------------------

(1) The subject $65,000,000 loan represents one pari passu note in a $250,000,000 first mortgage loan. Additional notes (with an aggregate original loan amount of $185,000,000) are pari passu with such note. The additional pari passu notes are not included in the trust. All LTV, DSCR, debt service and loan PSF numbers in this table are based on the total $250,000,000 financing. The DSCR is based on the principal and interest payments from and after July 1, 2006.

(2)  See "Reserves" below.

(3)  See "Lockbox; Sweep of Excess Cash Flow" below.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         The Loan. The fourth largest loan (the "Wells Fargo Tower Loan"), representing approximately 4.87% of the initial pool balance, with a cut-off date principal balance of $65,000,0000, is a 7-year balloon loan that has a maturity date of July 1, 2010 and provides for monthly payments of interest only through June 1, 2006 and monthly payments of principal and interest based on a 30-year amortization schedule thereafter. The Wells Fargo Tower Loan is secured by, among other things, a deed of trust, assignment of leases and rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Wells Fargo Tower Property. In addition, Robert F. Maguire III, the chairman and co-CEO of the Wells Fargo Tower Loan's sponsor, has guaranteed the repayment of up to $16,981,120 of the Wells Fargo Tower Loan.

         The Wells Fargo Tower Loan is one of several pari passu loans totaling $250,000,000. The other mortgage loans secured by the Wells Fargo Tower Property are each pari passu in right of payment to the Wells Fargo Tower Loan (such other loans are collectively referred to as the "Wells Fargo Tower Companion Loans" and together with the Wells Fargo Tower Loan, the "Wells Fargo Tower Whole Loan"). The Wells Fargo Tower Companion Loans have the same weighted average interest rate as the Wells Fargo Tower Loan. Only the Wells Fargo Tower Loan is included in the trust. It is anticipated that the Wells Fargo Tower Loan and the Wells Fargo Tower Companion Loans will be serviced pursuant to the Greenwich 2003-C2 Pooling and Servicing Agreement. Each of the Wells Fargo Tower Loan and the Wells Fargo Tower Companion Loans are obligations of the borrower and all are cross defaulted. See "Description of the Mortgage Loans--Significant Mortgage Loans--The Wells Fargo Tower Whole Loan" and "Servicing of the Mortgage Loans--Servicing of the Wells Fargo Tower Whole Loan."

         The Borrower. The borrower under the Wells Fargo Tower Loan, North Tower, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Maguire Properties, LP.

         The Property. The property securing the Wells Fargo Tower Loan (the "Wells Fargo Tower Property") consists of a 53-story office building totaling 1,380,674 NRSF located in Los Angeles, California.

         Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Wells Fargo Tower Property:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)


                                                                                           % OF TOTAL
                                       CREDIT RATING              % OF                     ANNUALIZED    ANNUALIZED
                                       (MOODY'S/S&P/    TENANT    TOTAL      ANNUALIZED     U/W BASE      U/W BASE       LEASE
             TENANT                      FITCH)(2)        NRSF      NRSF    U/W BASE RENT     RENT       RENT (PSF)  EXPIRATION(3)
-----------------------------------    -------------   --------- --------   -------------  ----------  ------------  -------------
1.  Gibson Dunn & Crutcher.........       NR/NR/NR      292,388     21.2%      $7,366,139      31.5%     $  25.19      11/28/2017
2.  Wells Fargo Bank...............      Aa1/AA-/AA     268,889     19.5        5,871,196      25.1      $  21.84      2/28/2013
3.  Oaktree Capital Management, LLC       NR/NR/NR       99,666      7.2        1,584,601       6.8      $  15.90      3/31/2009
4.  Winston & Strawn...............       NR/NR/NR       49,774      3.6          895,932       3.8      $  18.00      7/31/2012
5.  Dewey Ballantine, LLP..........       NR/NR/NR       49,272      3.6          864,045       3.7      $  17.54      8/31/2011
6.  Payden & Rygel.................       NR/NR/NR       52,232      3.8          704,728       3.0      $  13.49      9/18/2011
7.  Baker & Hostetler, LLP.........       NR/NR/NR       37,839      2.7          646,039       2.8      $  17.07      12/31/2010
8.  ING Financial Services.........      Aa3/A+/NR       37,814      2.7          590,160       2.5      $  15.61      1/12/2007
9.  Zevnik Horton Guibord McGovern.       NR/NR/NR       16,716      1.2          318,986       1.4      $  19.08      12/31/2007
10. Barton Klugman.................       NR/NR/NR       15,089      1.1          256,230       1.1      $  16.98      11/3/2012
                                                         ------      ---          -------       ---
                      TOTAL/AVERAGE:                    919,679     66.6%     $19,098,056      81.7%     $  20.77
                                                        =======     =====     ===========      =====

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) 24,120 SF of Gibson Dunn & Crutcher space expires June 30, 2004; 32 SF of Wells Fargo Bank space expires November 28, 2017; 488 SF of Oaktree Capital Management, LLC space is month-to-month; 510 SF of Dewey Ballantine, LLP space is month-to-month; 694 SF of Baker & Hostetler, LLP space is month-to-month; 691 SF of Zevnik Horton Guibord McGovern space is month-to-month; and 245 SF of Barton Klugman space is month-to-month.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Lease Expiration. The following table shows the lease expiration schedule for the Wells Fargo Tower Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                      APPROXIMATE     ANNUALIZED
      YEAR ENDING                             % OF    CUMULATIVE %   ANNUALIZED U/W    % OF TOTAL      U/W BASE
      DECEMBER 31,         EXPIRING (SF)    TOTAL SF   OF TOTAL SF     BASE RENT     U/W BASE RENT     RENT PSF
------------------------  --------------   --------- ------------- ---------------- --------------  --------------
2003(2)                          24,767        1.8%       1.8%      $      454,416         1.9%        $   18.35
2004                             54,264        3.9        5.7%           1,389,491         5.9         $   25.61
2005                             37,937        2.7        8.5%             628,528         2.7         $   16.57
2006                             30,331        2.2       10.7%             601,198         2.6         $   19.82
2007                            101,296        7.3       18.0%           1,833,123         7.8         $   18.10
2008                             20,848        1.5       19.5%             332,917         1.4         $   15.97
2009                             99,178        7.2       26.7%           1,575,817         6.7         $   15.89
2010                             37,145        2.7       29.4%             631,465         2.7         $   17.00
2011                            105,689        7.7       37.0%           1,642,573         7.0         $   15.54
2012                             74,526        5.4       42.4%           1,358,825         5.8         $   18.23
2013                            280,827       20.3       62.8%           6,101,147        26.1         $   21.73
2014                              8,723        0.6       63.4%             201,501         0.9         $   23.10
2015                                   0       0.0       63.4%                   0         0.0         $    0.00
2016                                   0       0.0       63.4%                   0         0.0         $    0.00
2017 & Thereafter                282,136      20.4       83.8%           6,617,937        29.3         $   23.46
Vacant                           223,007      16.2      100.0%                   0         0.0         $    0.00
                                 -------      ----                     -----------         ---
          TOTAL/AVERAGE:      1,380,674      100.0%                 $   23,368,939       100.0%        $   16.93
                              =========      ======                     ==========       ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Expiring tenants in 2003 include 28 month-to-month leases totalling 13,763 NRSF and $300,360 of Annualized Underwritten Base Rent.

         Reserves. At origination, the borrower was required to make an initial deposit of (a) $1,187,817 for real estate taxes, (b) $168,460 for insurance premiums, (c) $59,272 for capital expenditures, (d) $15,827,393 for tenant improvement allowance and leasing commissions relating to the Gibson Dunn lease and (e) $1,531,445 for other outstanding tenant improvement allowances and leasing commissions.

         The borrower is additionally required to make monthly deposits in the amount of (x) 1/12 of annual real estate taxes and insurance premiums and (y) $101,705 to a tenant improvement and leasing commission reserve will be made up to and including July 1, 2006 with respect to the portion of the vacant space at the property that, if leased, would cause the property to reach a 92% occupancy level. In addition, from and after the occurrence of a NOI Trigger Event, the borrower must make monthly deposits in the amount of (i) $28,162 into the capital expenditure reserve and (ii) $224,804 into the tenant improvement and leasing commission reserve. "NOI Trigger Event" is defined as any calendar quarter in which the net operating income for the property is less than $23,000,000; the NOI Trigger Event will be deemed to continue until net operating income exceeds $23,000,000 for at least two consecutive calendar quarters. During this time period, the borrower must also make certain additional deposits of excess cash flow (as set forth in the related loan documents) to account for deposits into the capital expenditure account and the tenant improvement and leasing commissions reserves not made during the period prior to the occurrence of the NOI Trigger Event. Regardless of the occurrence of a NOI Trigger Event, the borrower must also deposit into the tenant improvement and leasing commission reserve and the capital expenditure reserve
(a) from and including October 1, 2004 up to and including September 1, 2005, all excess cash flow (as set forth in the related loan documents), but only until such time as there has been deposited into such reserve accounts an additional amount of $522,320 for such period; (b) from and including October 1, 2005 up to and including September 1, 2006, all excess cash flow (as set forth in the related loan documents), but only until such time as there has been deposited in the tenant improvement and leasing commission reserve and capital expenditure reserve accounts an additional amount of $522,320 for such period and (c) from and including January 1,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


2009, all excess cash flow, until such time as there has been deposited into such reserve accounts an additional amount of $3,000,000.

         Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism. Borrower will not be required to spend in excess of $3,000,000 per annum for terrorism coverage and if such amount is insufficient to purchase terrorism coverage in an amount equal to the principal balance of the Wells Fargo Tower Whole Loan, then the borrower will be required to obtain the greatest amount of coverage obtainable at a cost of $3,000,000 per annum.

         Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to such lockbox account. Funds in the lockbox account will generally be disbursed to pay (i) amounts necessary to fund reserves relating to real estate taxes and insurance premiums, (ii) debt service amounts, (iii) other amounts owed to lender, (iv) if certain trigger events occur, funds to the replacement/leasing escrow, (v) funds into the operating expenses sub-account, (vi) certain other reserve accounts, (vii) to the extent not already paid, certain management fees and (viii) to the borrower any excess amounts, as more specifically set forth in the related loan documents.

         Mezzanine Loan.  None permitted.

         Additional Debt.  None permitted.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                            UNION CENTER PLAZA V LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         ------------
BALANCE:                $65,000,000      $64,857,875

% OF POOL BY UPB:       4.86%

ORIGINATION DATE:       September 9, 2003

ORIGINATOR:             GACC

COUPON:                 5.176%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           Monthly amortization on a
                        30-year amortization schedule

OWNERSHIP INTEREST:     Fee simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          October 1, 2013

SPONSOR:                Stephen A. Goldberg

BORROWER:               840 First Street, LLC

CALL                    Defeasance permitted 2 years
PROTECTION/LOCKOUT:     from the date of securitization
                        with U.S. Treasuries. Not
                        prepayable until 3 months prior
                        to maturity.

CUT-OFF DATE LOAN PSF:  $261

UP-FRONT RESERVES(1):   Taxes:                   $95,263
                        Insurance:               $10,410
                        Building punchlist:     $336,625
                        Initial Debt Service:   $920,998

ONGOING/SPRINGING       Reserves for taxes, insurance
RESERVES(1):            and replacements

CASH MANAGEMENT:        Hard lockbox(2)

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Washington, District of Columbia

OCCUPANCY:              100%

OCCUPANCY AS OF DATE:   August 27, 2003

YEAR BUILT:             2003

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of a
                        12-story office building
                        containing 244,298 SF plus
                        4,278 SF of storage space.

PROPERTY MANAGEMENT:    G & R Management Company, LLC

APPRAISED VALUE:        $82,000,000

APPRAISED VALUE DATE:   October 1, 2003

CUT-OFF DATE LTV:       79.09%

BALLOON LTV:            65.55%

U/W NOI:                $6,837,762

U/W NCF:                $6,509,960

ANNUAL DEBT SERVICE:    $4,271,508

U/W NOI DSCR:           1.60x

U/W NCF DSCR:           1.52x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         The Loan. The fifth largest loan (the "Union Center Plaza V Loan"), representing approximately 4.86% of the initial pool balance, with a cut-off date principal balance of $64,857,875, is a 10-year balloon loan that has a maturity date of October 1, 2013, and provides for monthly payments of principal and interest. The Union Center Plaza V Loan is secured by, among other things an amended, restated and consolidated deed of trust and security agreement, encumbering the borrower's fee ownership interest in the Union Center Plaza V Property.

         The Borrower. The borrower under the Union Center Plaza V Loan, 840 First Street, LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Mr. Stephen A. Goldberg.

         The Property. The property securing the Union Center Plaza V Loan (the "Union Center Plaza V Property") consists of a twelve-story office building totaling approximately 244,298 NRSF plus storage area, located at 840 First Street (corner of Eye Street), Washington, District of Columbia. The Union Center Plaza V Property also includes a three-level underground parking structure containing approximately 230 parking spaces. The Union Center Plaza V Property was constructed in 2003, and is the fifth phase in an approximately 1.4 million NRSF office development known as Union Center Plaza.

         The sole tenant of the Union Center Plaza V Property is Group Hospital and Medical Services Inc. ("Group Hospital"), which is a subsidiary of CareFirst, Inc. and is the predominant Blue Cross/Blue Shield medical provider for the Washington, District of Columbia metropolitan area. Group Hospital occupies approximately 248,576 NRSF (including approximately 4,278 NRSF leased to CareFirst Storage). Group Hospital pays $24.40 PSF for the office space and $10.00 PSF for the storage space. The Group Hospital lease and the CareFirst Storage lease both expire on August 31, 2013. The lease to Group Hospital and Medical Services Inc. provides for annual rental increases of 3% a year.

        Reserves. At origination, the borrower was required to make an initial deposit into a tax reserve in the amount of $95,263, to an insurance reserve in the amount of $10,410, to a building punchlist completion reserve in the amount of $336,625, and to an initial debt service reserve in the amount of $920,998.

         The Union Center Plaza V Loan requires monthly deposits in the amount of 1/12 of upcoming annual real estate taxes and assessments per month into a taxes reserve, and in the amount of 1/12 of annual insurance premiums per month into an insurance reserve. In addition, the borrower is required to deposit the amount of $4,072 per month into a capital improvements reserve for the purpose of replacements. In addition, the borrower is required to make deposits into a tenant improvement and leasing commission reserve to total $6,000,000 ($25 PSF) by August 2, 2012. The borrower may substitute a letter of credit for any such deposit.

         Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available.

         Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender, and to direct all tenants to make payments directly to such lockbox account. Prior to the occurrence and continuance of an event of default or certain other trigger events set forth in the loan documents, funds in the lockbox accounts are swept to the borrower.

         Mezzanine Loan.  None permitted.

         Additional Debt. None permitted, except trade payables and expenses incurred in the ordinary course of business and due within 30 days after the date incurred.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                              609 FIFTH AVENUE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         ------------
BALANCE:                $64,000,000(1)   $64,000,000

% OF POOL BY UPB:       4.80%

ORIGINATION DATE:       September 30, 2003

ORIGINATOR:             MSMC

COUPON:                 5.850%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           Interest only until October 7,
                        2006; thereafter, amortization
                        based on a 30-year amortization
                        schedule

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           7th of the month

MATURITY DATE:          October 7, 2013

SPONSOR:                Jeff Sutton, Eli Gindi and Jeff
                        Gindi
BORROWER:               609 Owners LLC

CALL                    Defeasance with U.S. government
PROTECTION/LOCKOUT:     securities permitted at the
                        earlier of (a) October 1, 2007 and (b) 2 years after the last securitization involving any portion of the 609
                        Fifth Avenue Whole Loan. Not prepayable until 3 months prior to maturity.

CUT-OFF DATE LOAN       $689
PSF(1):

UP-FRONT RESERVES(2):   Taxes                   $364,301
                        Insurance:               $18,079
                        TI/LC:                $1,637,677
                        Other:                  $173,000

ONGOING/SPRINGING       Reserves for taxes, insurance,
RESERVES(2):            replacements, TI/LC, retail
                        tenant vacancy

CASH MANAGEMENT:        Hard Lockbox(3)

ADDITIONAL SECURED/     Yes(4)
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office with ground floor retail

PROPERTY LOCATION:      New York, New York

OCCUPANCY:              98.6%

OCCUPANCY AS OF DATE:   September 1, 2003

YEAR BUILT:             1925

YEAR RENOVATED:         2003

COLLATERAL:             The collateral consists of an
                        approximately 147,958 SF,
                        13-story office/retail building.

PROPERTY MANAGEMENT:    Trigon Equities Corporation,
                        which entity is unaffiliated
                        with the borrower

APPRAISED VALUE:        $136,000,000(5)

APPRAISED VALUE DATE:   April 1, 2004

CUT-OFF DATE LTV(1):    75.00%

BALLOON LTV(1):         67.58%

U/W NOI:                $9,386,799

U/W NCF:                $9,193,564

ANNUAL DEBT             $6,049,875 through October 7,
SERVICE(1):             2006;  $7,220,877 thereafter

U/W NOI DSCR(1):        1.30x

U/W NCF DSCR(1):        1.27x
--------------------------------------------------------------------------------


(1) The subject $64,000,000 loan represents the A-1 Note in a $102,000,000 first mortgage loan. An A-2 Note (with an original loan amount of $20,000,000) and an A-3 Note (with an original loan amount of $18,000,000) are pari passu with the A-1 Note. The A-2 and A-3 Notes are not included in the trust. The LTV, DSCR, debt service and loan PSF numbers in this table are based on the entire $102,000,000 first mortgage loan. The DSCR is based on the principal and interest payments from and after November 7, 2006.

(2)  See "Reserves" below.

(3)  See "Lockbox; Sweep of Excess Cash Flow" below.

(4)  See "Mezzanine Loan" below.

(5) The appraisal assumes that the office and retail components of the property will be divided into two condominium units. The borrower is in the process of converting the property into two condominium units and is expected to complete such subdivision by December 15, 2003. Two of the borrower's tenants, American Girl Place Inc. and Reebok International Ltd., are required to pay a higher rent amount as of April 1, 2004. The appraised value of the property is based on rents for such tenants as of April 1, 2004. A reserve account was funded at closing to account for the difference between the current rent required to be paid by such tenants and the increased rent to be paid as of April 1, 2004.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         The Loan. The sixth largest loan (the "609 Fifth Avenue Loan"), representing approximately 4.80% of the initial pool balance, with a cut-off date principal balance of $64,000,000, is a 10-year balloon loan that has a maturity date of October 7, 2013 and provides for monthly payments of interest only for the initial three years, and thereafter monthly payments of principal and interest. The 609 Fifth Avenue Loan is secured by, among other things, a mortgage consolidation and modification agreement encumbering the borrower's fee ownership interest in the 609 Fifth Avenue Property.

         The 609 Fifth Avenue Loan is one of three pari passu loans totaling $102,000,000. The other mortgage loans secured by the 609 Fifth Avenue Property are each pari passu in right of payment to the 609 Fifth Avenue Loan (such other loans are collectively referred to as the "609 Fifth Avenue Companion Loans," and together with the 609 Fifth Avenue Loan, the "609 Fifth Avenue Whole Loan"). The 609 Fifth Avenue Companion Loans have original balances of $20,000,000 and $18,000,000, respectively, and the same interest rate and maturity date as the 609 Fifth Avenue Loan. Only the 609 Fifth Avenue Loan is included in the trust. Each of the 609 Fifth Avenue Loan and the 609 Fifth Avenue Companion Loans are obligations of the borrower and are cross defaulted. See "Description of the Mortgage Loans--Significant Mortgage Loans--The 609 Fifth Avenue Whole Loan."

         The Borrower. The borrower under the 609 Fifth Avenue Loan, 609 Owners LLC, is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Jeff Sutton, Eli Gindi and Jeff Gindi.

         The Property. The property securing the 609 Fifth Avenue Loan (the "609 Fifth Avenue Property") consists of a 13-story (including basement and penthouse) office/retail building totaling approximately 147,958 NRSF located on the corner of 49th Street and Fifth Avenue in New York, New York. The borrower is in the process of converting the 609 Fifth Avenue Property into two condominium units, which will consist of (i) a retail unit on the ground floor, mezzanine space and floors 2 and 3, and (ii) an office unit comprising the remainder of the building. The borrower is expected to complete the subdivision by December 15, 2003.

         Major Tenant Summary. The following table shows certain information regarding the six largest tenants of the 609 Fifth Avenue Property:

        SIX LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                     % OF TOTAL  ANNUALIZED
                                CREDIT RATING                 % OF                   ANNUALIZED   U/W BASE
                                (MOODY'S/S&P      TENANT      TOTAL    ANNUALIZED     U/W BASE     RENT
          TENANT                 /FITCH)(2)        NRSF       NRSF    U/W BASE RENT     RENT       (PSF)(4)    LEASE EXPIRATION
------------------------------  -------------   ---------   -------  --------------- ----------  ----------  ---------------------
1.  American Girl Place,
      Inc.(3).................  Baa2/BBB/BBB+     48,734      32.9%    $ 7,070,662      58.7%     $ 145.09   12/31/2014, 3/31/2018

2.  DZ Bank...................     A2/A-/A        38,516      26.0       1,981,448      16.5      $  51.44         3/31/2017

3.  Reebok International LTD..  Baa3/BBB-/NR      14,355       9.7         723,555       6.0      $  50.40        11/30/2013

4.  Deutsche Verkehrs-Bank AG.   A3/BBB+/NR        7,127       4.8         449,001       3.7      $  63.00         2/18/2007

5.  Shelby Collum Davis & Co..    NR/NR/NR        11,078       7.5         422,982       3.5      $  38.18        10/31/2005

6.  Korean Air Lines..........    NR/NR/NR         6,683       4.5         334,150       2.8      $  50.00         5/31/2013
                                                   -----       ---      ----------       ---
                TOTAL/AVERAGE:                   126,493      85.5%   $ 10,981,798      91.2%     $  86.82
                                                 =======      =====   ============   ========

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) American Girl Place Inc. is a subsidiary of Mattel, Inc. (NYSE:MAT). 2,715 SF of the American Girl, Inc. space expires December 31, 2014, the remainder expires March 31, 2018.

(4) For those tenants with multiple leases, the Annual Underwritten Base Rent PSF is a weighted average calculation of the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         Lease Expiration. The following table shows the lease expiration schedule for the 609 5th Avenue Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                   APPROXIMATE %    ANNUALIZED
     YEAR ENDING       EXPIRING                  CUMULATIVE OF   ANNUALIZED U/W    OF TOTAL U/W      U/W BASE
    DECEMBER 31,         (SF)     % OF TOTAL SF     TOTAL SF        BASE RENT        BASE RENT       RENT PSF
--------------------  ---------  -------------- --------------   ---------------   -------------    -----------
2003(2)                    243          0.2%          0.2%       $        9,720         0.1%         $   40.00
2004                     2,519          1.7           1.9%               86,386         0.7          $   34.29
2005                    13,251          9.0          10.8%              552,134         4.6          $   41.67
2006                     3,875          2.6          13.4%              230,776         1.9          $   59.55
2007                     8,916          6.0          19.5%              549,376         4.6          $   61.62
2008                     4,197          2.8          22.3%              243,986         2.0          $   58.13
2009                         0          0.0          22.3%                    0         0.0          $    0.00
2010                       700          0.5          22.8%               25,600         0.2          $   36.57
2011                         0          0.0          22.8%                    0         0.0          $    0.00
2012                         0          0.0          22.8%                    0         0.0          $    0.00
2013                    21,038         14.2          37.0%            1,057,705         8.8          $   50.00
2014                     2,715          1.8          38.8%              170,251         1.4          $   62.71
2015                         0          0.0          38.8%                    0         0.0          $    0.00
2016                         0          0.0          38.8 %                   0         0.0          $    0.00
2017 & Thereafter       88,473         59.8          98.6%            9,118,139        75.7          $  103.06
Vacant                   2,031          1.4         100.0%                    0         0.0          $    0.00
                         -----          ---                          ----------         ---
       TOTAL/AVERAGE:  147,958        100.0%                     $   12,044,073       100.0%         $   81.40
                       =======        ======                     ==============       ======


(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Expiring tenants in 2003 include 1 month-to-month tenant totaling 243 NRSF and $9,720 of Annualized U/W Base Rent.

         Reserves. At origination, the borrower was required to make an initial deposit of (a) $364,301 for real estate taxes, (b) $18,079 for insurance premiums, (c) $1,673,677 for outstanding tenant allowances and unrealized free rent, (d) $103,000 pending a rent step-up under the lease with American Girl Place Inc. and (e) $70,000 pending a rent step-up under the lease with Reebok. The borrower is additionally required to make monthly deposits in the amount of
(x) 1/12 of annual real estate taxes and insurance premiums, (y) $2,483 to cover ongoing replacement costs, and (z) $13,932 to cover ongoing tenant improvement and leasing commission costs, but only until such time as the borrower has re-let certain tenant space in accordance with the 609 Fifth Avenue loan documents. In addition, the borrower is required to (i) (a) make monthly deposits of $72,916 commencing on October 7, 2011 and through the maturity or
(b) post a letter of credit in the amount of $875,000 on such date and increase such letter of credit to $1,750,000 on or prior to October 7, 2012, and (ii) post a letter of credit in the amount of $2,000,000 on or prior to October 7, 2010, each as additional collateral for the 609 Fifth Avenue Loan. Lastly, in the event that during the final year of the 609 Fifth Avenue Loan, American Girl Place Inc. no longer occupies, has vacated and/or has otherwise ceased operations in at least 25% of the space leased to American Girl Place Inc. under its lease, the borrower is obligated to make monthly deposits equal to all excess cash flow as additional collateral for the 609 Fifth Avenue Loan.

         Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism.

         Lockbox. At origination, the borrower was required to establish a cash management account controlled by the lender and to direct all tenants to make payments directly to such cash management account. All amounts on deposit in such cash management account are allocated in accordance with the provisions of the 609 Fifth Avenue Loan documents.

         Mezzanine Loan. 609 MB LLC, a Delaware limited liability company (the "609 Fifth Avenue Mezzanine Borrower"), has incurred mezzanine financing (the "609 Fifth Avenue Mezzanine Loan") in the original principal amount of $10,500,000 (with a right to borrow an additional $4,500,000 up to a total of $15,000,000), which accrues interest annually


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

at 10.75%. The 609 Fifth Avenue Mezzanine Loan is secured by, among other things, a pledge by 609 MB LLC of its 100% membership interest in the 609 Fifth Avenue Mezzanine Borrower. The initial lender on the 609 Fifth Avenue Mezzanine Loan is SLG 609 Funding LLC. SLG 609 Funding LLC is an affiliate of SL Green Realty Corp. SL Green Realty Corp. owns 25 buildings containing approximately 10 million square feet in Manhattan. The 609 Fifth Avenue Mezzanine Loan matures on October 7, 2013. See "Description of the Mortgage Loans--Significant Mortgage Loans--the 609 Fifth Avenue Whole Loan--Mezzanine Financing."

         Additional Debt. None permitted



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                5 HOUSTON CENTER

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         ------------
BALANCE:                $45,000,000(1)   $45,000,000

% OF POOL BY UPB:       3.37%

ORIGINATION DATE:       September 8, 2003

ORIGINATOR:             Archon Financial, L.P.

COUPON:                 5.001%

INTEREST ACCRUAL:       Actual/360

TERM:                   60 months

AMORTIZATION:           None

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          October 1, 2008

SPONSOR:                Crescent Real Estate Equities
                        Limited Partnership and Long
                        Term Investment Trust

BORROWER:               Crescent 5 Houston Center, L.P.

CALL                    Prepayment permitted at the
PROTECTION/LOCKOUT:     earlier of (a) the third anniversary
                        of origination or (b) the second
                        anniversary of the date on which the
                        entire 5 Houston Center Whole Loan
                        is securitized subject to payment of
                        a yield maintenance charge until 4
                        months prior to maturity.

CUT-OFF DATE LOAN       $155
PSF(1):

UP-FRONT RESERVES(2):   Taxes:                  $208,333
                        Unfunded
                        obligations:          $1,704,707

ONGOING/SPRINGING       Monthly reserve for taxes;
RESERVES(2):            springing reserves for
                        insurance, TI/LC and
                        replacements

CASH MANAGEMENT:        Hard Lockbox(3)

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Houston, Texas

OCCUPANCY:              91.6%

OCCUPANCY AS OF DATE:   October 31, 2003

YEAR BUILT:             2002

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of an
                        approximately 580,875 NRSF,
                        27-story office building.

PROPERTY MANAGEMENT:    Crescent Property Services, Inc.

APPRAISED VALUE:        $113,000,000

APPRAISED VALUE DATE:   August 11, 2003

CUT-OFF DATE LTV(1):    79.65%

BALLOON LTV(1):         79.65%

U/W NOI:                $10,046,008

U/W NCF:                $9,100,795

ANNUAL DEBT             $4,563,413
SERVICE(1):

U/W NOI DSCR(1):        2.20x

U/W NCF DSCR(1):        1.99x
-------------------------------------------------------------------------------


(1) The subject $45,000,000 loan represents a pari passu note in a $90,000,000 first mortgage loan. One additional note (with an original loan amount of $45,000,000) is pari passu with such note. The additional note is not included in the trust. All aggregate LTV, DSCR, debt service and loan PSF figures in this table are based on the total $90,000,000 financing.

(2)  See "Reserves" below.

(3)  See "Lockbox; Sweep of Excess Cash Flow" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         The Loan. The seventh largest loan (the "5 Houston Center Loan"), representing approximately 3.37% of the initial pool balance, with a cut-off date principal balance of $45,000,000, is a 5-year balloon loan that has a maturity date of October 1, 2008, and provides for monthly payments of interest only. The 5 Houston Center Loan is secured by, among other things, a deed of trust, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the 5 Houston Center Property (defined below).

         The 5 Houston Center Loan consists of two pari passu mortgage loans totaling $45,000,000. The other mortgage loan secured by the 5 Houston Center Property (the "5 Houston Center Companion Loan") is pari passu in the right of payment with the 5 Houston Center Loan. The 5 Houston Center Companion Loan has an original principal balance of $45,000,000, and has the same interest rate and maturity date as the 5 Houston Center Loan. See "Description of the Mortgage Loans--Significant Mortgage Loans--5 Houston Center Whole Loan."


     The Borrower. The borrower under the 5 Houston Center Loan, Crescent 5 Houston Center, L.P., is a Delaware limited partnership that is a special purpose, bankruptcy remote entity sponsored by Crescent Real Estate Equities Limited Partnership and Long Term Investment Trust.

     The Property. The property securing the 5 Houston Center Loan (the "5 Houston Center Property") consists of a 27-story office building totaling approximately 580,875 NRSF located in the central business district of Houston, Texas. The 5 Houston Center Property is connected via a sky-bridge to 1301 McKinney (3 Houston Center), providing access to Houston's Central Business District, including the underground tunnel system.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the 5 Houston Center Property:


        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                        % OF TOTAL
                                               % OF                     ANNUALIZED   ANNUALIZED
                                    TENANT     TOTAL     ANNUALIZED      U/W BASE   U/W BASE RENT       LEASE
            TENANT                   NRSF      NRSF     U/W BASE RENT      RENT        (PSF)(3)      EXPIRATION
--------------------------------   --------  --------  --------------  -----------  -------------   ------------
1.    Ernst & Young.............   147,790     25.4%    $ 2,778,452        26.1%     $  18.80         9/01/2012

2.    Jenkens & Gilchrist.......    88,578     15.2       1,970,862        18.5      $  22.25         8/31/2013

3.    Jackson & Walker..........    69,879     12.0       1,449,355        13.6      $  20.74         9/30/2012

4.    Strasburger Price.........    40,271      6.9         885,962         8.3      $  22.00        12/31/2012

5.    CapGemini Ernst & Young...    46,000      7.9         864,800         8.1      $  18.80         9/01/2009

6.    Halliburton Company(2)....    30,158      5.2         663,476         6.2      $  22.00        12/31/2012

7.    Crain, Caton, & James.....    29,558      5.1         369,475         3.5      $  12.50         2/28/2013

8.    Davis Hamilton Jackson....    17,160      3.0         365,720         3.4      $  21.31         2/28/2013

9.    Bank of Texas.............    16,347      2.8         359,634         3.4      $  22.00        10/31/2012

10.   Fibich, Hampton, Leebron..    13,760      2.4         295,840         2.8      $  21.50        10/31/2009
                                    ------      ---     -----------         ---
                  TOTAL/AVERAGE:   499,501     86.0%    $ 10,003,577       93.9%     $  20.03
                                   =======     =====    ============       =====

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Halliburton Company is rated Baa2/BBB/NR (Moody's/S&P/Fitch).

(3) For those tenants with multiple leases, the Annual Underwritten Base Rent PSF is a weighted average calculation of the leases.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         Lease Expiration. The following table shows the lease expiration schedule for the 5 Houston Center Property:


                          LEASE EXPIRATION SCHEDULE(1)

                                                  CUMULATIVE                  APPROXIMATE %   ANNUALIZED
     YEAR ENDING          EXPIRING   % OF         % OF TOTAL   ANNUALIZED     OF TOTAL U/W     U/W BASE
     DECEMBER 31,           (SF)    TOTAL SF           SF     U/W BASE RENT     BASE RENT      RENT PSF
----------------------   ---------  --------      ---------- --------------  --------------  -----------
2003                            0      0.0%            0.0%   $          0          0.0%      $   0.00
2004                            0      0.0             0.0%              0          0.0       $   0.00
2005                            0      0.0             0.0%              0          0.0       $   0.00
2006                            0      0.0             0.0%              0          0.0       $   0.00
2007                            0      0.0             0.0%              0          0.0       $   0.00
2008                        6,603      1.1             1.1%        135,634          1.3       $  20.54
2009                       63,806     11.0            12.1%      1,237,514         11.6       $  19.39
2010                       20,647      3.6            15.7%        434,032          4.1       $  21.02
2011                            0      0.0            15.7%              0          0.0       $   0.00
2012(2)                   305,445     52.6            68.3%      6,136,880         57.6       $  20.09
2013                      135,296     23.3            91.6%      2,706,057         25.4       $  20.00
2014                            0      0.0            91.6%              0          0.0       $   0.00
2015                            0      0.0            91.6%              0          0.0       $   0.00
2016                            0      0.0            91.6%              0          0.0       $   0.00
2017 & Thereafter               0      0.0            91.6%              0          0.0       $   0.00
Vacant                     49,078      8.4           100.0%            0            0.0       $   0.00
                           ------      ---                     ---------            ---
        TOTAL/AVERAGE:    580,875    100.0%                  $ 10,650,117         100.0%     $   18.33
                          =======    ======                   ===========         ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Includes 1,000 square feet of storage space on a month-to-month lease with Jenkens & Gilchrist.


         Reserves. At origination, the borrower was also required to deposit $208,333 into a tax escrow account to fund annual real estate taxes by the 30th day prior to the date on which they become delinquent and $1,704,707 into an unfunded obligations account to cover the unfunded cost of tenant improvements and leasing commissions associated with certain existing tenants. Monthly reserves are required for taxes and springing reserves for insurance, tenant improvements and leasing commissions, and replacements are required during any period from (a) the conclusion of the second of any two 12-month periods ending on the last day of consecutive fiscal quarters during which NOI is less than 75% of NOI at origination, to (b) the conclusion of the third of any three 12-month periods ending on the last day of consecutive fiscal quarters during each of which NOI is at least 80% of NOI at origination (a "Houston Center Cash Trap Period"). Upon the occurrence of a Houston Center Cash Trap Period, the borrower is required to deposit monthly (1) an amount equal to 1/12 of the upcoming annual insurance premiums into an insurance escrow account, (2) an amount of $183,333 into a tenant improvement and leasing commission reserve account (up to $2,200,000, or, if there is commenced in respect of J&G a bankruptcy event as described below, $3,540,000) and (3) an amount of equal to the product of (i) $0.20, (ii) 1/12 and (iii) the property square footage, into a replacement reserve account.

         Jenkens & Gilchrist. If at any time while the 5 Houston Center Loan is outstanding there is commenced in respect of Jenkens & Gilchrist ("J&G") a voluntary or involuntary bankruptcy or insolvency proceeding, any general assignment for the benefit of creditors, or any other insolvency or liquidation proceeding, or there is a monetary default by J&G under its lease after the expiration of any applicable cure period, then, on each of the next twelve successive payment dates, the borrower is required to deposit into the tenant improvement and leasing commission reserve account an amount equal to the product of (a) 1/12, (b) $40.00 and (c) the terminated J&G current square footage occupancy.

         Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism in an amount not less than the outstanding balance of the loan, provided that the terrorism coverage is only required to the extent that owners of similar properties are currently obtaining terrorism coverage and that the annual premium for such terrorism coverage does not exceed $900,000.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a sweep account controlled by the lender and to direct all tenants to make payments directly to such sweep account. Funds in the sweep account are transferred to a lender-controlled cash management account on each business day. So long as no Houston Center Cash Trap Period exists, funds are swept daily from a cash management account to the borrower. After the occurrence and during the continuation of a Houston Center Cash Trap Period, provided no event of default exists under the loan documents, all funds in excess of certain required reserve amounts, budgeted borrower operating expenses, budgeted capital expenditures and the monthly debt service payment will be swept into a low NOI reserve account.

         Mezzanine Loan.  None permitted.

         Additional Debt. None permitted except customary trade payables to the extent that they do not exceed 3% of the original loan balance in the aggregate. In addition the borrower is allowed to enter into financing leases and incur purchase money debt in the ordinary course of business, provided that the aggregate amount of these leases and debt does not exceed $500,000 at any time or require aggregate payments in excess of $500,000 in any one calendar year.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                VALLEY MALL LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         ------------
BALANCE:                $45,000,000      $44,951,938

% OF POOL BY UPB:       3.37%

ORIGINATION DATE:       October 24, 2003

ORIGINATOR:             GMACCM

COUPON:                 5.630%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           360 months

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          November 1, 2013

SPONSOR:                Oak Tree Capital Management

BORROWER:               Valley Mall, L.L.C.

CALL                    Defeasance permitted 2 years
PROTECTION/LOCKOUT:     from the date of securitization
                        with U.S. government
                        securities.  Not prepayable
                        until 3 months prior to
                        maturity.

CUT-OFF DATE LOAN PSF:  $83

UP-FRONT RESERVES(1):   Taxes:                  $56,209
                        Insurance:              $64,362
                        Immediate repairs:      $10,625
                        TI/LC:                 $686,530

ONGOING/SPRINGING       Reserves for taxes, insurance,
RESERVES(1):            replacements and TI/LC

CASH MANAGEMENT:        Soft Lockbox(2)

ADDITIONAL SECURED/     None permitted.
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Anchored Retail

PROPERTY LOCATION:      Union Gap, Washington

OCCUPANCY:              92.6%

OCCUPANCY AS OF DATE:   August 18, 2003

YEARS BUILT:            1972, 2001-2002

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of an
                        approximately 539,676 SF
                        enclosed single- and two-level
                        regional mall and adjacent
                        power center located in Union
                        Gap, Washington.

PROPERTY MANAGEMENT:    Center Oak Properties, LLC, an
                        affiliate of the sponsor

APPRAISED VALUE:        $59,000,000

APPRAISED VALUE DATE:   August 23, 2003

CUT-OFF DATE LTV(3):    74.49%

BALLOON LTV(3):         63.97%

U/W NOI:                $4,472,367

U/W NCF:                $4,167,444

ANNUAL DEBT             $3,110,250
SERVICE(3):

U/W NOI DSCR(3):        1.47x

U/W NCF DSCR(3):        1.37x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.

(3) All LTV, DSCR and debt service figures in this table are based on the total $44,951,938 financing, net of the $1,000,000 earnout. The Balloon LTV is based on the total $45,000,000 financing.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


     The Loan. The eighth largest loan (the "Valley Mall Loan"), representing approximately 3.37% of the initial pool balance, with a cut-off date principal balance of $44,951,938, is a 10-year balloon loan that has a maturity date of November 1, 2013, and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Valley Mall Loan is secured by, among other things, a deed of trust, assignment of leases and rents, security agreement and financing statement encumbering the borrower's fee ownership interest in the Valley Mall Property.

     The Borrower. The borrower under the Valley Mall Loan, Valley Mall, L.L.C., is a Delaware limited liability company that is a special purpose, bankruptcy remote entity sponsored by Center Oak Properties, LLC.

     The Property. The property securing the Valley Mall Loan (the "Valley Mall Property") consists of an enclosed single- and two-level regional mall and adjacent power center with approximately 539,676 SF of space on a 59.68-acre parcel, including approximately 4,060 parking spaces located in Union Gap, Washington. The Valley Mall Property is anchored by Bon Marche, Sears and Gottschalk's. The Bon Marche tenant owns its own improvements and has entered into long-term ground lease with the borrower. The Sears tenant owns its own improvements (consisting of approximately 100,400 SF) and has entered into long-term ground lease with the borrower for $1 per year and certain other considerations under an operating agreement. The Gottschalk's tenant occupies the Valley Mall Property on a 25-year lease that expires on August 31, 2004 and includes five 5-year renewal options.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Valley Mall Property:


        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                CREDIT RATING                 % OF                     % OF TOTAL     ANNUALIZED
                                  (MOODY'S/        TENANT     TOTAL      ANNUALIZED   ANNUALIZED U/W   U/W BASE
          TENANT                S&P/FITCH)(2)       NRSF      NRSF      U/W BASE RENT    BASE RENT    RENT (PSF)   LEASE EXPIRATION
------------------------------  -------------     --------   ------    -------------- -------------- ------------ ------------------
1.  Rite Aid..................    Caa2/B+/NR       16,555     3.1%        $  337,060        6.8%       $  20.36        1/31/2021
2.  T J Maxx..................     A3/A/NR         28,000     5.2            308,000        6.2        $  11.00        1/31/2013
3.  Linens N Things...........     NR/NR/NR        28,000     5.2            301,000        6.1        $  10.75        4/30/2010
4.  Ross Stores, Inc..........    NR/BBB/NR        30,187     5.6            294,323        6.0        $   9.75        1/31/2013
5.  Borders Books.............     NR/NR/NR        19,500     3.6            214,500        4.3        $  11.00        6/30/2017
6.  Old Navy(3)...............   Ba2/BB+/BB-       20,000     3.7            180,000        3.6        $   9.00        4/30/2007
7.  Gottschalk's..............     NR/NR/NR        50,398     9.3            173,873        3.6        $   3.45        8/31/2004
8.  Famous Footwear(4)........    NR/BB/BB+        10,000     1.9            155,000        3.1        $  15.50        5/31/2007
9.  Gen-X Clothing............     NR/NR/NR         8,500     1.6            140,250        2.8        $  16.50         7/1/2013
10. Old Country Buffet........     NR/NR/NR         8,500     1.6            129,965        2.6        $   5.29        8/31/2012
                                                    -----     ---            -------        ---
                TOTAL/AVERAGE:                    219,640    40.7%      $  2,233,971       45.2%       $  10.17
                                                  =======    =====      ============       =====


(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Old Navy is a subsidiary of The Gap, Inc. (NYSE:GPS).

(4)  Famous Footwear is a subsidiary of Brown Shoe Company, Inc. (NYSE:BWS).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

     Lease Expiration. The following table shows the lease expiration schedule for the Valley Mall Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                 CUMULATIVE                   APPROXIMATE %  ANNUALIZED
     YEAR ENDING       EXPIRING      % OF        % OF TOTAL    ANNUALIZED     OF TOTAL U/W  U/W BASE RENT
    DECEMBER 31,          (SF)      TOTAL SF         SF      U/W BASE RENT     BASE RENT        PSF
---------------------  --------    ----------    ----------  -------------    ------------- -------------
2003(2)                   1,770        0.3%          0.3%   $     41,550           0.8%       $  23.47
2004                     50,398        9.3           9.7         173,873           3.5        $   3.45
2005                     18,164        3.4          13.0         214,595           4.3        $  11.81
2006                     12,325        2.3          15.3         113,538           2.3        $   9.21
2007                     67,860       12.6          27.9         691,721          14.0        $  10.19
2008                     37,169        6.9          34.8         612,689          12.4        $  16.48
2009                      3,953        0.7          35.5          57,976           1.2        $  14.67
2010                     30,610        5.7          41.2         378,496           7.7        $  12.37
2011                      3,808        0.7          41.9          66,902           1.4        $  17.57
2012                     29,695        5.5          47.4         597,454          12.1        $  20.12
2013                     92,243       17.1          64.5       1,234,468          25.0        $  13.38
2014                      5,700        1.1          65.5         102,600           2.1        $  18.00
2015                          0        0.0          65.5               0           0.0        $   0.00
2016                          0        0.0          65.5               0           0.0        $   0.00
2017 & Thereafter       145,968       27.0          92.6         651,560          13.2        $   4.46
Vacant                   40,013        7.4         100.0%              0           0.0        $   0.00
                         -------       ---                      --------           ---
       TOTAL/AVERAGE:   539,676      100.0%                 $   4,937,421        100.0%       $   9.15
                        ========     ======                 =============        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Expiring tenants in 2003 include 1 month-to-month tenant totaling 200 NRSF and $18,000 of Annualized Underwritten Base Rent.

     Certain of the leases, representing 13.1% of the underwritten gross potential rent for the Valley Mall Property, have lease provisions which permit early termination in the event certain annual sales thresholds are not satisfied at specified times during the related lease term. In addition, certain of the leases, representing 39.0% of the underwritten gross potential rent for the Valley Mall Property, have co-tenancy clauses which generally permit the tenant to abate a portion of its rent (or, after certain specified time periods, terminate its lease) if certain minimum occupancy thresholds for the Valley Mall Property are not satisfied and/or, in most cases, at least two anchor stores are not in operation.

     Reserves. At origination, the borrower was required to make initial deposits of $56,209 and $64,362 into an escrow account for real estate taxes and insurance premiums, respectively. The borrower is further required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account in the amounts of $28,105 and $8,414, respectively.

     At origination, the borrower was required to make an initial deposit of $10,625 into an immediate repair escrow account for certain environmental remediation costs. The borrower is additionally required to make monthly deposits in the amount of $8,247 to cover ongoing replacement costs and $10,344 to cover ongoing tenant improvement and leasing commission costs if at any time during the term of the Valley Mall Loan the balance in the tenant improvement and leasing commission reserve account is less than $700,000.

     At origination, the borrower deposited $686,530 into a reserve to cover certain specific tenant improvements for seven tenants at the Valley Mall Property. These funds will be disbursed to the borrower upon confirmation that the applicable tenant improvements have been completed.

     Earnout Reserve. At origination, the borrower was required to deposit $1,000,000 into an earnout reserve account. If, in the determination of the master servicer, cash flow after debt service ("CFADS") for the Valley Mall Property has increased over a period of any three consecutive months prior to November 1, 2005, then the borrower shall have a one-time right to request payment of all or a portion of these earnout reserve funds. If the increase in CFADS equals or exceeds $250,000, the borrower is entitled to the entire amount of the earnout reserve funds, and if the increase is less

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

than $250,000, the borrower is entitled to the portion of the earnout reserve funds which is the percentage equivalent of such increase in CFADS. If all or a portion of the earnout reserve funds are not paid to the borrower on or prior to November 1, 2005, (i) the master servicer is required to apply any undisbursed earnout reserve funds to partially prepay the Valley Mall Loan, and (ii) the borrower is required to deliver a yield maintenance premium on such prepayment and to pay all additional costs and expenses associated with such prepayment.

     Insurance Requirements. The Borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent that the total premium for such terrorism coverage does not exceed 20% of the total premium for all insurance required under the Valley Mall Loan documents.

     Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a lockbox account controlled by the lender and to direct all tenants to make payments directly to such lockbox account. Provided no event of default has occurred and is continuing, the borrower is permitted to withdraw funds from the lockbox account at its discretion.

     Mezzanine Loan.  None permitted.

     Additional Debt.  None permitted.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                       TOWN CENTER AT VIRGINIA BEACH LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                        ORIGINAL         CUT-OFF DATE
                        --------         ------------
BALANCE:                $45,000,000      $44,923,470

% OF POOL BY UPB:       3.37%

ORIGINATION DATE:       October 1, 2003

ORIGINATOR:             GACC

COUPON:                 6.320%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           Monthly amortization on a
                        30-year amortization schedule

OWNERSHIP INTEREST:     Fee simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          October 1, 2013

SPONSOR:                Armada/Hoffler Properties, LLC
                        and Divaris Property Management
                        Corporation

BORROWER:               Armada Hoffler Tower 4, L.L.C.

CALL                    Defeasance permitted 2 years
PROTECTION/LOCKOUT:     from the date of securitization
                        with U.S. Treasuries.  Not
                        prepayable until 3 months prior
                        to maturity.

CUT-OFF DATE LOAN PSF:  $139

UP-FRONT RESERVES(1):   Taxes:                  $421,938
                        Insurance:               $81,683
                        Tenant reserve::        $250,000
                        Debt service earnout:   $550,000

ONGOING/SPRINGING       Reserves for taxes, insurance,
RESERVES(1):            TI/LC and replacements

CASH MANAGEMENT:        Soft Lockbox(2)

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Single Asset
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Virginia Beach, Virginia

OCCUPANCY:              90.4%

OCCUPANCY AS OF DATE:   September 23, 2003

YEARS BUILT:            2002-2003

YEARS RENOVATED:        NAP

COLLATERAL:             The collateral consists of
                        three-properties containing
                        approximately 305,292 NRSF of
                        office space and approximately
                        18,363 NRSF of retail space.

PROPERTY MANAGEMENT:    Divaris Property Management Corp.

APPRAISED VALUE:        $59,500,000

APPRAISED VALUE DATE:   June 17, 2003

CUT-OFF DATE LTV(3):    74.58%

BALLOON LTV(3):         64.75%

U/W NOI:                $4,621,935

U/W NCF:                $4,205,767

ANNUAL DEBT             $3,349,496
SERVICE(3):

U/W NOI DSCR(3):        1.40x

U/W NCF DSCR(3):        1.27x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.

(3) All LTV, DSCR and debt service figures in this table are based on the total $44,923,470 financing, net of the $550,000 earnout.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


        The Loan. The ninth largest loan (the "Town Center of Virginia Beach Loan"), representing approximately 3.37% of the initial pool balance, with a cut-off date principal balance of $44,923,470, is a 10-year balloon loan that has a maturity date of October 1, 2013, and provides for monthly payments of principal and interest. The Town Center of Virginia Beach Loan is secured by, among other things, a deed of trust and security agreement, encumbering the borrower's fee ownership interest in the Town Center of Virginia Beach Property.

         The Borrower. The borrower under the Town Center of Virginia Beach Loan, Armada Hoffler Tower 4, L.L.C., is a Virginia limited liability company that is a special purpose, bankruptcy remote entity, sponsored by Armada/Hoffler Properties, LLC and Divaris Property Management Corporation.

        The Property. The property securing the Town Center of Virginia Beach Loan (the "Town Center of Virginia Beach Property") consists of three buildings totaling approximately 324,155 NRSF, located at the intersection of Virginia Beach Boulevard and Central Park Avenue in Virginia Beach, Virginia. The Town Center of Virginia Beach Property was constructed in 2002-2003. The complex is comprised of a twelve-story office building containing approximately 244,975 NRSF; a two-story to five-story office/retail building containing 63,180 sf; and a two-story office building containing approximately 16,000 NRSF. The three buildings of the Town Center of Virginia Beach Property are a portion of a five-unit condominium regime, which in turn is part of a larger development. This larger development, which is planned to be completed in 2007, is projected to comprise approximately 800,000 NRSF of office space, approximately 832,500 NRSF of retail space, approximately 600 apartment units, approximately 460 hotel rooms, approximately 150,000 NRSF of entertainment space and a 1,200 seat performing arts center.

         Major Tenant Summary. The following table shows certain information regarding the ten largest tenants of the Town Center of Virginia Beach Property:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                  % OF TOTAL
                                                      ANNUALIZED  ANNUALIZED   ANNUALIZED
                                TENANT                 U/W BASE       U/W     U/W BASE RENT
               TENANT            NRSF    % OF NRSF       RENT      BASE RENT    (PSF)(2)      LEASE EXPIRATION
----------------------------------------------------------------------------------------------------------------
1.    Williams Mullen.........  45,900     14.2%     $  1,055,700      13.9%    $ 23.00           5/31/2018
2.    Armada Hoffler..........  39,418     12.2           899,109      11.9     $ 22.82           8/31/2013
3.    Troutman & Sanders......  35,109     10.8           842,616      11.1     $ 24.00          12/31/2014
4.    Pender & Coward.........  31,449      9.7           728,988       9.6     $ 23.18           1/31/2015
5.    Cherry, Bekaert &
      Holland.................  23,177      7.1           568,764       7.5     $ 24.54          11/30/2012
                                                                                                 7/31/2004,
6.    City of Virginia Beach..  22,439      6.9           548,123       7.5     $ 24.03          10/21/2012
7.    Divaris.................  14,500      4.5           355,250       4.7     $ 24.50           9/30/2013
8.    Faggert & Frieden.......  11,540      3.6           288,000       3.8     $ 24.96           6/20/2008
                                                                                                12/31/2012,
9.    Morgan Stanley(3).......  10,524      3.2           260,058       3.4     $ 24.43           1/31/2013
10.   Wilcox & Savage.........   9,337      2.9           226,422       3.0     $ 24.25           9/30/2013
                                 -----      ---        ----------       ---
                TOTAL/AVERAGE: 243,393     75.1%     $  5,773,030      76.4%    $ 23.72
                               =======     =====     ============      =====

(1)  Annualized Underwritten Base Rent excludes vacant space

(2) For those tenants with multiple leases, the Annual Underwritten Base Rent PSF is a weighted average calculation of the leases.

(3)  Morgan Stanley is rated Aa3/A+/AA- (Moody's/S&P/Fitch).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         Lease Expiration. The following table shows the lease expiration schedule for the Town Center of Virginia Beach Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                   ANNUALIZED    APPROXIMATE %      ANNUALIZED
    YEAR ENDING                       CUMULATIVE %       U/W      OF TOTAL U/W   ANNUALIZED U/W   U/W BASE RENT
    DECEMBER 31,     EXPIRING (SF)   % OF TOTAL SF   OF TOTAL SF    BASE RENT       BASE RENT         PSF
--------------------------------------------------------------------------------------------------------------
2003(2)                        0           0.0%           0.0%    $     10,200         0.1%        $   0.00
2004(3)                        0           0.0            0.0%          19,200         0.3         $   0.00
2005                           0           0.0            0.0%               0         0.0         $   0.00
2006                       1,120           0.3            0.3%          54,120         0.7         $  48.32
2007                       3,448           1.1            1.4%          86,390         1.1         $  25.06
2008                      29,128           9.0           10.4%         526,112         6.9         $  18.06
2009                           0           0.0           10.4%               0         0.0         $   0.00
2010                       9,358           2.9           13.3%         215,234         2.8         $  23.00
2011                           0           0.0           13.3%               0         0.0         $   0.00
2012                      47,340          14.6           27.9%       1,156,142        15.2         $  24.42
2013                      84,390          26.0           53.9%       2,001,357        26.4         $  23.72
2014                      35,109          10.8           64.8%         842,616        11.1         $  24.00
2015                      31,449           9.7           74.5%         728,988         9.6         $  23.18
2016                           0           0.0           74.5%               0         0.0         $   0.00
2017 & Thereafter         52,905          16.3           90.8%       1,233,820        16.1         $  23.32
Vacant                    29,908           9.2          100.0%         720,535         0.0         $   0.00
                                           ---                       ---------         ---
     TOTALS/AVERAGE:   324,155           100.0%                   $  6,864,179       100.0%        $  23.33
                                         ======                   ============       ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Antenna lease to FBI will expire on 12/31/2003.

(3)  Two antenna leases expiring on 7/31/2004 and 12/31/2004.


        Reserves. At origination, the borrower was required to make an initial deposit into a tax reserve in the amount of $421,938 and to an insurance reserve in the amount of $81,863. Provided no event of default is continuing, the funds in the debt service coverage reserve will be released to the borrower as follows: (1) $550,000 of the debt service coverage reserve will be released when the Town Center of Virginia Beach Property has achieved (A) a minimum occupancy rate of at least 91%, and (B) a minimum debt service coverage ratio of 1.25 to 1.00; and if the release of $250,000 under clause (2), below, has occurred prior to the release under this clause (1), then the space leased by tenant Legg Mason shall be counted as occupied for purposes of determining the 91% occupancy test; or (2) $250,000 of the debt service coverage reserve will be released when tenant Legg Mason's lease is fully effective, Legg Mason is in occupancy and has commenced paying full rent under its lease. If the foregoing debt service coverage reserve release conditions are not satisfied by October 1, 2008, then the lender may either (i) apply any funds in the debt service coverage reserve to pay interest, principal and all other sums due under the Town Center of Virginia Beach Loan, or (ii) continue to hold such funds as additional collateral.

        The Town Center of Virginia Beach Loan requires monthly deposits in the amount of 1/12 of annual real estate taxes and assessments per month into a taxes reserve, and in the amount of 1/12 of annual insurance premiums per month into an insurance reserve. In addition, the borrower is required to deposit $4,090 per month into a replacement reserve and $29,228 per month into a tenant improvement/leasing commission reserve.

        Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available. At origination, the borrower also delivered a secured creditor environmental insurance policy. Under the terms of the


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

environmental indemnity given by the
sponsor, the lender has agreed to pursue any potential future environmental claims under the environmental insurance policy prior to seeking payment from the guarantor.

        Lockbox; Sweep of Excess Cash Flow. At origination, the borrower was required to establish a soft lockbox. Prior to an event of default, tenants are not required to pay rents to the lockbox account, however to the extent there are any funds in the lockbox account these will be swept and delivered to the borrower daily. Following an event of default, the borrower is required to notify tenants to pay rents directly to the lockbox account. Funds in the lockbox account will thereafter be used to pay required reserves, debt service and other amounts due under the Town Center of Virginia Beach Loan.

        Mezzanine Loan.  None permitted.

        Additional Debt. None permitted, except trade payables and expenses incurred in the ordinary course of business and due within 60 days after the date incurred.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                               LEVY PORTFOLIO LOAN


-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
                        ORIGINAL        CUT-OFF DATE
                        --------        ------------
BALANCE:                $38,754,000     $38,713,385

% OF POOL BY UPB:       2.90%

ORIGINATION DATE:       October 27, 2003

ORIGINATOR:             GMACCM

COUPON:                 5.730%

INTEREST ACCRUAL:       Actual/360

TERM:                   120 months

AMORTIZATION:           360 months

OWNERSHIP INTEREST:     Fee Simple

PAYMENT DATE:           1st of the month

MATURITY DATE:          November 1, 2013

SPONSOR:                Unilev Capital Corporation

BORROWERS:              Voss Houston Properties, L.P.,
                        San Felipe Voss Investments,
                        Ltd., and Memorial Towers,
                        Ltd., as tenants-in-common

CALL                    Full or partial defeasance
PROTECTION/LOCKOUT:     permitted 2 years from the date
                        of securitization with U.S.
                        government securities.  Not
                        prepayable until 3 months prior
                        to maturity.

CUT-OFF DATE LOAN PSF:  $72

UP-FRONT RESERVES(1):   Taxes:                $1,059,869
                        Insurance:               $46,812
                        TI/LC:          Letter of Credit

ONGOING/SPRINGING       Reserves for taxes, insurance
RESERVES(1):            and replacements

CASH MANAGEMENT:        NAP

ADDITIONAL SECURED/     None permitted
MEZZANINE DEBT:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE                  Portfolio
ASSET/PORTFOLIO:

PROPERTY TYPE:          Office

PROPERTY LOCATION:      Houston, Texas

OCCUPANCY:              81.2%

OCCUPANCY AS OF DATE:   August 4, 2003

YEARS BUILT:            Various

YEARS RENOVATED:        Various

COLLATERAL:             The collateral consists of
                        three office buildings located in Houston, Texas totaling 538,752 SF of office space.

PROPERTY MANAGEMENT:    Unilev Management Corp., an
                        affiliate of the borrowers

APPRAISED VALUE:        $53,500,000

APPRAISED VALUE DATE:   September 1, 2003

CUT-OFF DATE LTV:       72.36%

BALLOON LTV:            60.94%

U/W NOI:                $4,284,709

U/W NCF:                $3,435,998

ANNUAL DEBT SERVICE:    $2,707,988

U/W NOI DSCR:           1.58x

U/W NCF DSCR:           1.27x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

         The Loan. The tenth largest loan (the "Levy Portfolio Loan"), representing approximately 2.90% of the initial pool balance, with a cut-off date principal balance of $38,713,385, is a 10-year balloon loan that has a maturity date of November 1, 2013 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The Levy Portfolio Loan is secured by, among other things, a deed of trust, assignment of leases and rents, security agreement and fixture filing encumbering the borrowers' fee ownership interest in the Levy Portfolio Properties.

         The Borrowers. The borrowers under the Levy Portfolio Loan are Voss Houston Properties, L.P., San Felipe Voss Investments, Ltd., and Memorial Towers, Ltd., as tenants-in-common, each of which is a Texas limited partnership that is a special purpose, bankruptcy remote entity. The Levy Portfolio Loan is sponsored by Unilev Capital Corporation.

         The Property. The properties securing the Levy Portfolio Loan (the "Levy Portfolio Properties") consist of three office buildings totaling 538,752 NRSF located in Houston, Texas. Certain specific information about each property is listed below:

                                                                ORIGINAL
                                                                ALLOCATED       AGGREGATE
          PROPERTY             TOTAL NRSF      OCCUPANCY %     LOAN AMOUNT    APPRAISED VALUE        U/W NCF
----------------------------  ------------    -------------   -------------  -----------------     -----------
6363 Woodway Tower               197,872          86.1%        $16,109,000        $20,700,000       $1,442,763
1616 South Voss                  179,017          77.2%         11,645,000         17,000,000        1,024,918
7500 San Felipe                  161,863          78.3%         11,000,000         15,800,000          968,318
                                 -------                        ----------         ----------       ----------
         TOTAL/WTD. AVERAGE:     538,752          81.2%        $38,754,000        $53,500,000       $3,435,998
                                 =======                       ===========        ===========       ==========


         Major Tenant Summaries. The following table shows certain information regarding the ten largest tenants at the Levy Portfolio Properties:

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                % OF TOTAL
                                                         % OF       ANNUALIZED  ANNUALIZED   ANNUALIZED
                                                TENANT   TOTAL       U/W BASE    U/W BASE     U/W BASE      LEASE
                  TENANT                         NRSF    NRSF          RENT         RENT      RENT (PSF)  EXPIRATION
-------------------------------------------    -------  ------    ------------  ----------   -----------  ------------
 1.    Dinerstein Builders.................     23,771    4.4%    $    404,107      5.1%      $  17.00     7/31/2009
 2.    S. J. Bashen Corporation............     19,504    3.6          380,328      4.8       $  19.50     7/31/2005
 3.    HRC Operating.......................     16,037    3.0          296,685      3.7       $  18.50    11/30/2005
 4.    Executive Business Service..........     13,181    2.4          231,128      2.9       $  17.53     9/30/2009
 5.    Core Laboratories, L.P..............     10,383    1.9          215,343      2.7       $  20.74     6/30/2009
 6.    Greenwood-King Properties II, Inc...     11,727    2.2          211,092      2.7       $  18.00    10/19/2006
 7.    Legge, Farrow, Kimmitt..............     10,535    2.0          205,433      2.6       $  19.50     4/30/2007
 8.    AEC International (USA) Inc.........     10,994    2.0          203,389      2.6       $  18.50     1/21/2004
 9.    Bank of America(2)..................      8,933    1.7          187,593      2.4       $  21.00     1/31/2006
10.    Wilson, Elser, Edelman & Dicker, LLP      9,227    1.7          175,313      2.2       $  19.00     7/31/2004
                                                 -----    ---         --------      ---
                             TOTAL/AVERAGE:    134,292   24.9%    $  2,510,411     31.5%      $  18.69
                                               =======   =====    ============     =====

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Bank of America, N.A. is rated Aa2/A+/AA (Moody's//S&P/Fitch).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET


         Lease Expiration. The following table shows the lease expiration schedule for the Levy Portfolio Properties:


                          LEASE EXPIRATION SCHEDULE(1)

                                               CUMULATIVE                   APPROXIMATE %     ANNUALIZED
     YEAR ENDING       EXPIRING      % OF      % OF TOTAL     ANNUALIZED     OF TOTAL U/W   U/W BASE RENT
    DECEMBER 31,          (SF)      TOTAL SF       SF       U/W BASE RENT     BASE RENT          PSF
---------------------  ---------   ---------   ----------   -------------   -------------   -------------
2003(2)                   4,579        0.8%       0.8%      $     75,542           0.9%       $   16.50
2004                    103,717       19.3        20.1         1,923,209          24.2        $   18.54
2005                     85,945       16.0        36.1         1,627,843          20.4        $   18.94
2006                     72,714       13.5        49.6         1,339,349          16.8        $   18.42
2007                     50,279        9.3        58.9           915,446          11.5        $   18.21
2008                     23,877        4.4        63.3           410,322           5.2        $   17.18
2009                     59,268       11.0        74.3         1,049,185          13.2        $   17.70
2010                     27,983        5.2        79.5           499,874           6.3        $   17.86
2011                          0        0.0        79.5                 0           0.0        $    0.00
2012                          0        0.0        79.5                 0           0.0        $    0.00
2013                      6,930        1.3        80.8           121,459           1.5        $   17.53
2014                          0        0.0        80.8                 0           0.0        $    0.00
2015                          0        0.0        80.8                 0           0.0        $    0.00
2016                          0        0.0        80.8                 0           0.0        $    0.00
2017 & Thereafter             0        0.0        80.8                 0           0.0        $    0.00
Vacant                  103,460       19.2       100.0%                0           0.0        $    0.00
                        -------       ----                      --------           ---
       TOTAL/AVERAGE:   538,752      100.0%                 $  7,962,229         100.0%       $   14.78
                        =======      ======                 =============        ======


(1)  Annualized Underwritten Base Rent excludes vacant space.

(2) Expiring tenants in 2003 include 1 month-to-month tenant totaling 978 NRSF and $9,780 of Annualized U/W Base Rent.


         Reserves. The borrowers are required to deposit monthly 1/12 of annual real estate taxes and insurance premiums into an escrow account in the amounts of $96,352 and $9,363, respectively.

         The borrowers are also required to make monthly deposits in the amount of $9,128 to cover ongoing replacement costs if at any time during the term of the Levy Portfolio Loan the balance in the replacement reserve account is less than $220,000. The borrowers also have delivered a letter of credit with a face amount of $1,200,000 as additional security for the borrower's obligations for ongoing tenant improvement and leasing commission costs at Levy Portfolio Properties. In the event that the aggregate occupancy rate for the Levy Portfolio Properties exceeds 87% for three consecutive months, the face amount will be reduced to $1,000,000 for so long as the occupancy rate remains above 87%.

         Insurance Requirements. The borrowers are required to maintain comprehensive all risk insurance, which includes coverage for terrorism and acts of terrorism.

         Mezzanine Loan. None permitted.

         Additional Debt. None permitted.

         Defeasance/Partial Defeasance. The borrowers may fully defease the Levy Portfolio Loan with U.S. government securities from and after the date which is two years after the Closing Date (the "Release Date"). After the Release Date, the borrowers may also obtain the release of individual Levy Portfolio Properties from the lien of the deed of trust in connection with a partial defeasance of the Levy Portfolio Loan, provided that (i) no event of default shall have occurred and be continuing under the Levy Portfolio Loan documents,
(ii) as of the date of the partial release, after giving effect to


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

the partial release to occur on such date, the loan-to-value ratio (as determined by the master servicer) for the remaining Levy Portfolio Properties is no less than the greater of (a) the loan-to-value ratio as of the Closing Date (without giving regard to such partial release) or (b) the loan-to-value ratio immediately preceding the partial release (without giving regard to such partial release), (iii) as of the date of the partial release, after giving effect to the partial release to occur on such date, the debt service coverage ratio (as determined by the master servicer) for the Levy Portfolio Properties is no more than the lesser of (a) the debt service coverage ratio as of the origination date (without giving regard to such partial release) or (b) the debt service coverage ratio immediately preceding the partial release (without giving regard to such partial release), (iv) the borrowers deposit defeasance collateral into a defeasance collateral account in an amount equal to 115% of the allocated loan amount for the applicable individual Levy Portfolio Property, and (v) the borrowers obtain confirmation from each of the rating agencies that such partial defeasance will not result in the downgrade, qualification or withdrawal of any rating then assigned to a class of certificates by such rating agency.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Lead Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Lead Manager or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Lead Managers and not by the issuer of the securities. Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are acting as the lead managers. None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.